Exhibit 4




                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
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                                 A Stock Company
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               8515 East Orchard Road Greenwood Village, CO 80111
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               For service, call 1-800-537-2033 (extension 73343)
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                            Group Fixed and Variable

                            Deferred Annuity Contract

                                Non-Participating

GROUP CONTRACTHOLDER

GROUP ANNUITY CONTRACT NUMBER

GROUP ANNUITY CONTRACT DATE


The Company agrees to pay the annuity benefits on behalf of Participants who become eligible for coverage under this Group Fixed and Variable Deferred Annuity Contract ("Group Annuity Contract"). The provisions on the following pages, together with the Application for this Group Annuity Contract, are part of this Group Annuity Contract.

For the purposes of this Group Annuity Contract, "Plan" means the plan(s) that the Group Contractholder has designated in the Application.

Signed for Great-West Life & Annuity Insurance Company on the issuance of the Group Annuity Contract on the Group Annuity Contract Date.

   Secretary                               President and Chief Executive Officer

This Group Annuity Contract is a legal contract between the Group Contractholder and Great-West Life & Annuity Insurance Company. PLEASE READ THIS GROUP ANNUITY CONTRACT CAREFULLY.

THIS GROUP ANNUITY CONTRACT MAY PROVIDE PAYMENTS OR VALUES WHICH ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT BUT MAY INCREASE OR DECREASE ACCORDING TO THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT OR SEPARATE ACCOUNT.

                                                                         Page 1


TABLE OF CONTENTS

SECTION 1. DEFINITIONS..............................................................................2

SECTION 2. OWNERSHIP PROVISIONS.....................................................................2

2.1 Ownership of the Group Annuity Contract.........................................................2

2.2 Ownership of the Series Acount..................................................................6
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2.3 Transfer and Assignment.........................................................................2


SECTION 3. GENERAL PROVISIONS.......................................................................2

3.1 Group Annuity Contract..........................................................................7
3.2 Entire Contract.................................................................................2

3.3 Contract Modification...........................................................................2

3.4 Modification of Accounts........................................................................7
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3.5 Non-Participating...............................................................................2

3.6 Currency and Contributions......................................................................2

3.7 Notice and Proof................................................................................2

3.8 Disclaimer......................................................................................8
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3.9 Representations.................................................................................2

3.10 Deemed IRAs....................................................................................8

3.11 Force Majeure..................................................................................8

SECTION 4.  SERIES ACCOUNT..........................................................................2

4.1 Series Account..................................................................................2

4.2 Changes within the Series Account...............................................................9


SECTION 5. PARTICIPANT ANNUITY ACCOUNT VALUE........................................................2
--------------------------------------------
5.1 Fixed Account Value.............................................................................9

5.2 Variable Account Value.........................................................................10

5.3 Accumulation Unit Value.........................................................................2

5.4 Net Investment Factor..........................................................................10

5.5 Separate Account Value.........................................................................10

SECTION 6. PURCHASE PROVISIONS......................................................................2

6.1 Commencement and Termination of Coverage........................................................2

6.2 Contributions...................................................................................2

6.3 Accumulation Unit..............................................................................11
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6.4 Allocation of Contributions.....................................................................2

6.5 Contribution Cessation Date.....................................................................2


SECTION 7. CONTRACT CHARGES AND FEES...............................................................12

7.1 Contract Maintenance Charge....................................................................12

7.2 Mortality and Expense Risk Charge..............................................................12

7.3 Contingent Deferred Sales Charge...............................................................12

SECTION 8. TRANSFERS AMONG INVESTMENT OPTIONS OFFERED BY THE PLAN...................................2

8.1 Participant Directed Transfers and Transfers within the Group Annuity Contract..................2

8.2 Transfers to Other Investment Providers under the Plan..........................................2

8.3 Excessive Trading...............................................................................2

SECTION 9. DISTRIBUTIONS............................................................................2

9.1 Distribution Requirements.......................................................................2

9.2 In-Service Withdrawals..........................................................................2
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9.3 Rollovers......................................................................................13

9.4 Distributions during the Participant's Lifetime.................................................2

                                                                                              Page 2

9.5 Establishment of Alternate Payee Account........................................................2

9.6 Distributions after the Participant's Death....................................................14

9.7 Amount Payable on Death of Participant.........................................................14

9.8 Requests for Distributions to a Participant....................................................14

9.9   Proof of Age and Death........................................................................2
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9.10 Conditions of Payment to Payee.................................................................2


SECTION 10. LUMP SUM PAYMENT OPTION.................................................................2

10.1 Election of Lump Sum Payment Option............................................................2

10.2 Total or Partial Lump Sum Payment.............................................................15


SECTION 11. ANNUITY PAYMENT OPTION..................................................................2

11.1 Election of Annuity Payment Option.............................................................2

11.2 Fixed Dollar Annuity Payment Options..........................................................15


SECTION 12. PERIODIC PAYMENT OPTIONS................................................................2

12.1 Election of Periodic Payment Option............................................................2

12.2 Periodic Payment Options......................................................................16
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12.3 Frequency and Amount of Payments...............................................................2

12.4 Deductions from Participant Annuity Account....................................................2

12.5 Payments to a Beneficiary......................................................................2


[GROUP ANNUITY CONTRACT SCHEDULE OF TERMS AND FEES..................................................1
-

FIXED ACCOUNTS......................................................................................


SEPARATE ACCOUNTS...................................................................................


SERIES ACCOUNTS.....................................................................................


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

SECTION 1. DEFINITIONS

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Accumulation Period - the period between the Participant Effective Date and the
Payee's Payment Commencement Date.

Accumulation Unit - an accounting measure used to determine the Variable Account Value during the Accumulation Period.

Administrative Offices - 8515 East Orchard Road, Greenwood Village, CO 80111.

Alternate Payee - any spouse, former spouse, child or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such Participant.

Annuitant - the person upon whose life the payment of an annuity is based.

Beneficiary - a person or entity named by the Participant as being entitled to receive all or a portion of the Participant's account at his or her death.

Business Day - any day on which the New York Stock Exchange is open for trading.

Code - the Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.

Company - Great-West Life & Annuity Insurance Company, located at 8515 East Orchard Road, Greenwood Village, CO 80111.

Contributions - purchase payments, eligible rollovers, transfers, payroll deductions and other amounts received and allocated to a Participant Annuity Account.

Distributions - amounts paid out of the Group Annuity Contract pursuant to the terms of the Plan.

Eligible Fund - a mutual fund, unit investment trust or other investment portfolio in which a Variable Account invests all of its assets.

Fixed Account - one or more accounts selected by the Group Contractholder on the Group Annuity Contract Application, as amended from time to time, into which Contributions may be allocated or a Participant Annuity Account Value may be transferred. The assets of each Fixed Account are part of the General Account of the Company.

Fixed Account Value - the sum of the Fixed Accounts.

General Account - the Company's assets other than those held in any segregated investment account.

Group Annuity Contract Date - The Group Annuity Contract Date is the effective date indicated by the Group Contractholder on the Application for this Group Annuity Contract or such other date acceptable to the Company.

Group Contractholder - the employer, the named trustee of the Plan, or other entity sponsoring the Plan, who is also the applicant for this Group Annuity Contract.
                                                                          Page 4
Guaranteed Interest Rate - the minimum interest rate applicable to Fixed Accounts and Separate Account on an annual effective basis.

Participant - an employee or former employee: (1) who has met the eligibility requirements under the Group Contractholder's Plan; (2) for whom an application for coverage has been made; and (3) for whom a Contribution has been received by the Company and a Participant Annuity Account has been established by the Company.

Participant Annuity Account - a separate record in the name of each Participant, which reflects his or her share in the Variable Accounts, Separate Account, and Fixed Accounts.

Participant Annuity Account Value - the sum of the Variable Account Value and the Fixed Account Value credited to the Participant Annuity Account.

Participant Effective Date - the date on which the first Contribution is credited to a Participant Annuity Account.

Payee - the Group Contractholder or the person, including the Participant, Beneficiary, or Alternate Payee designated to receive the value of the Participant Annuity Account.

Payment Commencement Date - the date payments commence pursuant to the terms of the Plan under a Lump Sum Payment Option, Annuity Payment Option or Periodic Payment Option selected by the Payee.

Payment Period - the period during which the Payee receives payments under this Group Annuity Contract.

Plan - the underlying plan document of the Group Contractholder written in accordance with the applicable sections of the Code. Although the Company may have knowledge of certain provisions of the Plan, the legal sufficiency of the Plan remains solely the responsibility of the Group Contractholder. For purposes of Code section 403(b) annuity programs which do not have a plan document, Plan, when used herein, will mean the provisions and/or rules of the Group Contractholder's Code section 403(b) annuity program.

Premium Tax - the amount of tax, if any, charged by a state or other governmental authority.

Qualified Domestic Relations Order - a domestic relations order that creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to a Participant and that complies with the requirements of the Code and ERISA, if applicable, and is approved by the Plan.

Request - an inquiry or instruction in a form satisfactory to the Company. A valid Request must be: (1) received by the Company at its Administrative Offices; (2) approved by the Group Contractholder, or the Group Contractholder's designee; and (3) submitted in accordance with the provisions of this Contract, or as required by the Company.

Rollover - amounts distributed from or transferred into a Variable Account, Separate Account or Fixed Account on behalf of a Participant Annuity Account in connection with an eligible plan under the Code. Such amounts shall be distributed or transferred only upon request of the Group Contractholder or the Participant, as applicable under the Plan.

Separate Account - a segregated investment account established under Colorado law by the Company from time to time, as selected on the Application.

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Series Account - a segregated investment account established by the Company into which Contributions may be invested or the Participant Annuity Account Value may be transferred as designated by the Group Contractholder on the Application. The Series Account consists of the individual Variable Accounts.

Transaction Date - the date the Company processes a Contribution or Request. All Contributions and Requests received at the Company's Administrative Offices prior to the close of business of the New York Stock Exchange are processed as of the date of receipt provided the Contribution or Request is accompanied by complete and accurate records. Contributions and Requests received after the close of business of the New York Stock Exchange shall be deemed to have been received, and will be processed, on the next Business Day provided the Contribution or Request is accompanied by complete and accurate records.

Valuation Date - the date on which the net asset value of each Variable Account is determined for the Variable Accounts.

Valuation Period - the period between successive Valuation Dates.

Variable Account - divisions of the Series Account, one for each Eligible Fund. Each Variable Account has its own Accumulation Unit Value.

Variable Account Value - the sum of Variable Accounts and Separate Accounts.


SECTION 2. OWNERSHIP PROVISIONS

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2.1 Ownership of the Group Annuity Contract

The Group Contractholder is the owner of the Group Annuity Contract, and has all rights, remedies and recourses given in this Group Annuity Contract. The Group Annuity Contract shall be treated as a trust for purposes of Code sections 401(a), 401(f) and 457(g), and no portion of the amount contributed to the Group Annuity Contract, including earnings thereon, may be used for or diverted to any purpose other than the exclusive benefit of Plan Participants and their Beneficiaries prior to the satisfaction of all liabilities with respect to Payees. The Group Annuity Contract and the Participant Annuity Accounts are held in respect of the Plan, and there is no contractual relationship between the Company and the Participants.

2.2  Ownership of the Series Account

The Company has absolute ownership of the assets of the Series Account. All moneys invested in the Series Account, however, are held separate and apart from the Company's General Account. The assets of such separate account which are equal to the reserves and other Contract liabilities with respect to such account (e.g. the Participant Annuity Account invested in the Variable Account) shall not be chargeable with liabilities arising out of any other Company business.

2.3 Transfer and Assignment

The interest of the Group Contractholder in this Group Annuity Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated without the prior written consent of the Company.

SECTION 3. GENERAL PROVISIONS

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3.1 Group Annuity Contract

The Company has issued this Group Annuity Contract to the Group Contractholder in consideration of the Application and payment of the initial Contribution.

3.2 Entire Contract

This Group Annuity Contract, Group Annuity Contract Schedule of Terms and Fees, amendments, endorsements, certificates and Fixed and Separate Account pages, if any, and the Application, a copy of which is attached, constitute the entire Contract between the Group Contractholder and the Company. All statements in the Application, in the absence of fraud, have been accepted as representations and not warranties. Only the President, Vice-President, or the Secretary of the Company, or their authorized designees, can modify or waive any provisions of this Group Annuity Contract.

3.3 Contract Modification

This Group Annuity Contract may be amended at any time without consent of the Group Contractholder or any Participant or other person as necessary to conform it to changes in tax or other law, including applicable regulations and rulings. The Company will provide notice and a copy of the amendment to the Group Contractholder prior to the date such modification becomes effective.

Any other modification to this Group Annuity Contract may be made only by written agreement between the Company and the Group Contractholder subject to the approval of the appropriate state department of insurance, if applicable. No such modification will, without the written consent of the Group Contractholder, affect the terms, provisions, or conditions of this Group Annuity Contract, which are or may be applicable to Contributions paid in respect of Participants prior to the date of such modification.

3.4 Modification of Account Options

The Company may offer new or cease offering existing account options, or make other changes to the account options as deemed necessary by the Company, and subject to the approval of the state insurance department, if applicable. If the Company alters its account options, adequate notice will be given to the Group Contractholder. The absence of an objection by the Group Contractholder to such notice will be considered consent to the change(s).

If the Company does not receive an objection from the Group Contractholder, transfers across accounts as disclosed in the notice will be completed by the Company as of the effective date of the change. Such allocation will be in effect until such time as a Request for a different allocation, which is clear and complete, is received by the Company.

3.5 Non-Participating

This Group Annuity Contract is Non-Participating, meaning that it is not eligible to share in the Company's divisible surplus.

3.6 Currency and Contributions

All amounts to be paid to or by the Company must be in currency of the United States of America. All Contributions to this Group Annuity Contract must be made payable to the Company or a designee acceptable to the Company.

                                                                          Page 7

3.7 Notice and Proof

Any notice or demand by the Company to or upon the Group Contractholder or any Payee may be given by mailing it to that person's last known address as stated in the Company's file via the United States Postal Service or last known email address or facsimile number on file.

An application, report, Request, election, direction, notice or demand by the Group Contractholder or Payee will be made in a form satisfactory to the Company. When the Company requires it, the Group Contractholder will obtain the signature of the Payee on forms provided by the Company.

The Company must first approve any written materials developed by the Group Contractholder to describe this Group Annuity Contract.

3.8 Disclaimer

Nothing contained in this Group Annuity Contract shall be construed to be tax or legal advice and the Company assumes no responsibility or liability for any costs, including but not limited to taxes, penalties or interest incurred by the Plan, the Group Contractholder, or any other Payee arising out of a determination of liability. The Company shall not be held liable for the negligence, willful misconduct, or failure to perform of any third party.

3.9 Representations

The Company shall be entitled to rely and act solely on the reports, directions, proofs, notices, elections, and other information furnished to it by the Group Contractholder or its agent, and such acts shall be conclusive and binding as to all Participants and other persons or corporations claiming an interest hereunder.

3.10  Deemed IRAs

In the event that a Plan has been amended to establish Deemed IRA(s), including traditional, Roth or both, as part of the Plan effective on or after January 2003, all Contributions to the Deemed IRA(s) will be treated as a Contribution under the terms of this Group Annuity Contract and will be administered pursuant to Code section 408(q).

3.11  Force Majeure

None of the parties hereto shall be liable to the other for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability due to any failure, delay or interruption in performing its obligations hereunder, and without the fault or negligence of such party, due to causes or conditions beyond its control including, without limitation, labor disputes, riots, war and war-like operations including acts of terrorism, epidemics, explosions, sabotage, acts of God, failure of power, fire or other casualty, natural disasters or disruptions in orderly trading on any relevant exchange or market, including disruptions due to extraordinary market volume that result in substantial delay in receipt of correct data.

SECTION 4.  SERIES ACCOUNT

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4.1 Series Account

The Series Account is a separate investment account maintained and held apart from the General Account and any other investment account the Company may have. The Series Account being utilized is shown in the attached Application and/or Group Annuity Contract Schedule of Terms and Fees, as amended from time to time. The portion of the assets of the Series Account equal to the reserves and other contract liabilities of the Series Account will not be charged with liabilities that arise from any other business conducted by the Company. Income, gains or losses, realized and unrealized, on assets in each Variable Account are credited or charged against that Variable Account without regard to other income, gains or losses in the other fixed or variable accounts or the Company's other income, gains or losses.

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The laws of the Company's state of domicile govern the Series Account.

4.2 Changes within the Series Account

The Company may make additional Variable Accounts available to the Group Contractholder within the Series Account. These accounts will invest in investment portfolios suitable for the Group Annuity Contract. The Company reserves the right to eliminate accounts, to combine two or more accounts or to substitute a new investment portfolio for the portfolio in which an account invests. Such an action may become necessary if, in the Company's judgment, a portfolio or account no longer suits the purposes of the Group Annuity Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's or account's investment objectives or restrictions, or because the portfolio or account is no longer available for investment, or for some other reason.

Subject to any required regulatory approvals, the Company reserves the right to transfer assets in the Variable Accounts to another Variable Account.

If any of the above actions result in a material change in the underlying investments of a Variable Account in which the Group Contractholder and Participants are invested, the Company will notify the Group Contractholder of the change at the Group Contractholder's last known address on file with the Company. In the event of a change in the investment options available under the Plan, the Company will notify the Group Contractholder at the Group Contractholder's last known address on file with the Company.

SECTION 5. PARTICIPANT ANNUITY ACCOUNT VALUE

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5.1 Fixed Account Value

The Fixed Account Value on any date during the Accumulation Period will be the value of the Participant's interest in the Fixed Account(s).

The Fixed Account Value is calculated as follows:

(a) all Contributions made by or on behalf of the Participant that are allocated to a Fixed Account option; plus

(b) all interest credited to the Fixed Account on an annual effective basis pursuant to the Guaranteed Interest Rate applicable to the Fixed Account selected on behalf of the Participant; less

(c)     any amounts transferred or distributed from the Fixed Account; less

(d) any applicable charges described in the Group Annuity Contract Schedule of Terms and Fees.

5.2 Variable Account Value

The Variable Account Value on any date during the Accumulation Period will be the sum of the values of the Participant's interest in the Variable Accounts and the Separate Account. The value of a Participant's interest in a Variable Account will be determined by multiplying the number of Accumulation Units held for the Participant for that Variable Account by the Accumulation Unit Value for that Variable Account. The Separate Account Value is determined as described in the attached Separate Account, as selected by the Group Contractholder.

5.3 Accumulation Unit Value

The Accumulation Unit Value of a Variable Account on any Valuation Date is equal to: (a) the Accumulation Unit Value of that Variable Account as of the immediately preceding Valuation Date;

                                                                          Page 9

multiplied by (b) the Net Investment Factor for the Valuation Period ending on the Valuation Date on which the Accumulation Unit Value is being determined.

The Accumulation Unit Value may increase, decrease, or remain unchanged as a result of the value of the Net Investment Factor.

5.4 Net Investment Factor

The Net Investment Factor for a Variable Account is a calculated value that measures the investment performance of that account from one Valuation Period to the next. The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b), and then subtracting (c) from the result where:
        (a)is the net result of:
(i) the net asset value per share of the investment portfolio share in which the account invests determined at the end of the current Valuation Period; plus

(ii) the per share amount of any dividend (including a deduction for an investment advisory fee) or capital gains distribution made by that investment portfolio on shares held in the account if the "ex-dividend" date occurs during the current Valuation Period; and plus or minus

(iii) a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of that account;

        (b)is the net asset value per share of the investment portfolio share in which the sub-account invests determined at the end of the immediately preceding Valuation Period; and

        (c) is the daily Mortality and Expense Risk Charge shown in the attached Group Annuity Contract Schedule of Terms and Fees, as amended from time to time, adjusted for the number of days in the Valuation Period.

5.5  Separate Account Value

If the Group Contractholder has selected a Separate Account attached hereto and made part of this Group Annuity Contract, information regarding the Separate Account Value is contained in the attached Separate Account.

SECTION 6. PURCHASE PROVISIONS

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6.1 Commencement and Termination of Coverage

The Group Contractholder may make application for coverage of any employee, provided: (a) the Company is then accepting applications for coverage under this Group Annuity Contract; and (b) a Contribution Cessation Date has not been declared under Section 6.5.

An employee for whom an adequate application has been made becomes covered as a Participant as of the Participant Effective Date. Coverage of a Participant terminates upon a distribution resulting in a Participant Annuity Account Value of $0.

6.2 Contributions

Unless a Contribution Cessation Date has been declared under Section 6.5, the Group Contractholder may make additional Contributions at any time in respect to a Participant until the earlier of: (a) the Participant's death; (b) Payment Commencement Date; (c) election of a Periodic Payment option, if applicable; or
(d) the termination of the Participant Annuity Account.

The amount of Contributions to be paid by the Group Contractholder in respect of any Participant will be determined by the Group Contractholder.

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Rollovers or Transfers from another eligible Plan will be accepted insofar as they are permitted under the terms of the Plan and applicable Code sections.

The Group Contractholder will report the amount paid as Contributions in a method acceptable to the Company. The Group Contractholder's report is conclusive and binding on it and any person or entity claiming an interest under the Group Annuity Contract. When the Group Contractholder's report does not coincide with the Contribution received and the inconsistency is not resolved within a period of time required under the law, the Company will return the Contribution to the payor.

The Company's prior approval may be required before the Group Contractholder makes a Contribution that causes a Participant Annuity Account Value to exceed $1,000,000.

6.3 Accumulation Unit

Contributions received at the Administrative Offices of the Company before the close of a Valuation Period will be allocated as requested and applied as of that date based upon the Accumulation Unit Value for that Variable Account.

The number of Accumulation Units credited for each Participant to a Variable Account is determined by: (a) the dollar amount allocated to that Variable Account; divided by (b) the value of the Accumulation Unit for that Variable Account for the Valuation Date on which the Contribution or transferred amount is allocated to that Variable Account.

The number of Accumulation Units will not change because of a later change in the Accumulation Unit Value. However, the Accumulation Unit Value will vary to reflect the investment experience of the Variable Account.

6.4 Allocation of Contributions

Contributions, less Premium Tax, if any, will be allocated in the Participant Annuity Account: (a) after an account has been established on behalf of the Participant; and (b) the Contribution is received by the Company at its Administrative Offices.

Contributions made on behalf of a Participant will be allocated among any number of currently offered Variable Account, Separate Account and Fixed Account options selected by the Group Contractholder and as directed by the Participant. If the Group Contractholder changes the offered Variable Account, Separate Account or Fixed Account options, or selects additional or different Variable Account or Fixed Account options to be offered under the Plan, Contributions may be redirected and the account balance may be reallocated subject to the terms of the accounts selected.

6.5 Contribution Cessation Date

The Group Contractholder or the Company may declare a Contribution Cessation Date upon written Request to the other. The Contribution Cessation Date should be specified in the Request and must be at least 90 days from the date of the Request. If a Contribution Cessation Date is not specified in the Request, the Contribution Cessation Date shall be the next Business Day on after the 90th day after the date the Request is received by the Company. After a Contribution Cessation Date is declared: (a) no further Contributions will be made to the Group Annuity Contract; and (b) no new Participant Annuity Account will be established. The Participant Annuity Account Value will be maintained until the Payment Commencement Date or as described below.

If the Group Contractholder directs the Company in a Request to pay the Participant Annuity Accounts, the Company will pay the Variable Accounts to the designee of the Plan or to the Group Contractholder within 7 calendar days after the Contribution Cessation Date. The Company will pay the Separate and

Fixed Accounts to the designee of the Plan or to the Group Contractholder according to the specific requirements of each Separate and Fixed Account.

SECTION 7.  CONTRACT CHARGES AND FEES

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7.1 Contract Maintenance Charge

A Contract Maintenance Charge will be deducted from each Participant Annuity Account at the rate and in the manner described in the attached Group Annuity Contract Schedule of Terms and Fees. No refund of this charge will be made.

The deduction of the Contract Maintenance Charge will be pro-rated among the Variable Accounts, Separate Account and/or Fixed Accounts based upon their respective values on the date of deduction. Whenever a deduction for a Contract Maintenance Charge is to be made from a Variable Account, the Company will cancel Accumulation Units having a total value equal to the amount of the deduction. Whenever a deduction for a Contract Maintenance Charge is to be made from the Separate or Fixed Account, the Company will reduce the Participant Annuity Account Value in an amount equal to deduction. The Contract Maintenance Charge applicable to each Fixed Account, if any, will be assessed as described in the Fixed Account option page attached to this Group Annuity Contract. The Group Contractholder may elect to pay such Contract Maintenance Charge to the Company separately. If such an election has been made, then no charge will be made against the Variable Accounts, Separate Account or Fixed Accounts unless payment is not received within 30 days of the date of the invoice.

7.2 Mortality and Expense Risk Charge

A mortality and expense risk charge is deducted to compensate the Company for bearing certain mortality and expense risks under the Contract.

The Company will deduct the Mortality and Expense Risk Charge for expense and mortality guarantees in the calculation of the Net Investment Factor described in Section 5.4. This charge is calculated on the daily net asset value of each Variable Account and is equal to the annual rate described in the Group Annuity Contract Schedule of Terms and Fees. In no event will the Mortality and Expense Risk Charge exceed an annual effective rate of 1.25% of the assets in the Variable Accounts.

7.3 Contingent Deferred Sales Charge

A Contingent Deferred Sales Charge, as described in the Group Annuity Contract Schedule of Terms and Fees, will be deducted from any total or partial Transfer to another company under Section 8, distribution or single sum payment from the Participant Annuity Account under Sections 9 and 10, and periodic payments under
Section 11 as described in the Group Annuity Contract Schedule of Terms and
Fees.

The Contingent Deferred Sales Charge will be equal to a percentage of the amount distributed as indicated in the attached Group Annuity Contract Schedule of Terms and Fees. In no event shall the Contingent Deferred Sales Charge at any point in time exceed 8.5% of Contributions made by the Participant to this Group Annuity Contract.

SECTION 8. TRANSFERS AMONG INVESTMENT OPTIONS OFFERED BY THE PLAN
================================================================================
The Group Contractholder or Payee may make Transfers among the Fixed, Variable and Separate Accounts under this Group Annuity Contract or another investment provider under the Plan.

8.1 Participant Directed Transfers and Transfers within the Group Annuity
    Contract

Participant Directed Transfers will be based upon the Participant Annuity Account Value. These Participant Directed Transfers will take effect on the Transaction Date and Transfers within the Group Annuity Contract may be made at any time, subject to the restrictions of the attached Fixed Account, Separate Account and/or Variable Account pages, as selected by the Group Contractholder on the Group Annuity Contract Schedule of Terms and Fees.

8.2 Transfers to Other Investment Providers under the Plan

All or a portion of the Participant Annuity Account Value may be transferred to an account currently offered by another investment provider under the Plan. Transfers will be permitted provided:

(a) The Transfer satisfies the terms of the Plan in accordance with the appropriate provisions of the Code.

(b) Individual Participant Transfers will be based upon the Participant Annuity Account Value.

(c)   No Transfers are permitted after the Payment Commencement Date.

(d)   The Company receives satisfactory Request for such Transfer.

(e) The restrictions and fees, if any, of the attached Fixed Account, Separate Account and/or Variable Account selected by the Group Contractholder on the Application, as amended from time to time, will apply.

8.3 Excessive Trading

Upon notification from a mutual fund company or its detection, or upon a determination by the Company, of excessive trading, market timing or fraud, the Company reserves the right to cancel or rescind any Transfer Request upon notice within 5 Business Days of its receipt of the Transfer Request.

================================================================================
SECTION 9. DISTRIBUTIONS

9.1 Distribution Requirements

Notwithstanding any provision herein to the contrary, Distributions to a Payee may only be made in accordance with the terms of the Plan and applicable Code sections, and will be tax reported under the applicable rules in effect on the date of distribution.

9.2 In-Service Withdrawals

The Group Contractholder may Request that the Company make an In-Service Withdrawal from the Participant Annuity Account payable to the Participant. The In-Service Withdrawal will be effective on the later of the date elected and the date the Request is received by the Company at its Administrative Offices.

9.3 Rollovers

Eligible Payees may Request that eligible rollover distributions be paid directly to any other specified eligible retirement plan that accepts such rollovers or to an IRA.

9.4 Distributions during the Participant's Lifetime

Participants are required by the Code to begin receiving required minimum distributions as of their required beginning date, which is April 1 of the calendar year following the later of: (a) attainment or age 70 1/2; or (b) severance of employment, or such other date as may be prescribed in the Code. The minimum distribution amount is determined by using the account balance at the end of the prior calendar year, the Participant's age in the current year, and the applicable Table set forth in the federal Treasury regulations. Participants whose sole beneficiary is their surviving spouse who is more than 10 years younger may elect a joint and survivor calculation.

Required minimum distributions made under this Group Annuity Contract will only be made in a manner consistent with Code section 401(a)(9). It is the Participant's responsibility to Request payments in accordance with the minimum distribution requirements and to pay any penalties resulting from a failure to Request timely payments in the proper amount.

9.5 Establishment of Alternate Payee Account

In the event that the Company receives a Request in connection with a Qualified Domestic Relations Order (QDRO) approved by the Group Contractholder, the Company will make a payment to the Alternate Payee and/or establish a separate account on behalf of the Alternate Payee named in such order. The Alternate Payee's separate account will be administered in accordance with the provisions of the Plan.

9.6 Distributions after the Participant's Death

The Code requires Distributions made after the Participant's death to be made on or before the designated Beneficiary's required beginning date in a manner and amount consistent with section 401(a)(9) of the Code as it is in effect at the time of the distribution.

It is the Beneficiary's responsibility to Request payments in accordance with the minimum distribution requirements and to pay any penalties resulting from a failure to Request timely payments in the proper amount.

9.7 Amount Payable on Death of Participant

If the Participant dies before the Payment Commencement Date, the amount payable on death will be:

(a) Where death occurs before the Participant's age 70th birthday, the greater of:

(i) The Participant Annuity Account Value, less Premium Tax, if any; or

    (ii) The sum of Contributions paid to, less any amounts distributed or transferred from, the Participant Annuity Account, less Premium Tax, if any.

(b) Where death occurs on or after the Participant's 70th birthday, the Participant Annuity Account Value, less Premium Tax, if any.

9.8 Requests for Distributions to a Participant

At any time prior to the 30-days preceding the Payment Commencement Date, a proper Request may be made to:

(a) Elect an Annuity Payment Option or Periodic Payment Option.

(b) Elect the Participant's Payment Commencement Date. If any Payment Commencement Date would be less than 30 days from the date the Request is received, the Company may delay the Payment Commencement Date elected by 30 days.

(c) If no Annuity Payment Option or Periodic Payment Option is elected within 30 days of the Payment Commencement Date, the Company will reject the Request.

A Request is required to elect or change a Lump Sum Payment Option, Annuity Payment Option or Periodic Payment Option, as applicable.

9.9 Proof of Age and Death

The Company may require adequate proof of the age and death of any Payee before it admits a claim for or makes any payment.

If the age of the Payee has been misstated, the payments established for him/her under the Participant Annuity Account will be made on the basis or his/her correct age.

If payments made pursuant to the election of an Annuity Payment Option were too large because of a misstatement of age, the Company may deduct the difference from the next payment or payments with interest. If payments were too small, the Company may add the difference to the next payment with interest. Any interest payable will be made at the rate required by law.

9.10 Conditions of Payment to Payee

Subject to the provisions of Section 9.8, payments will only be made if then available to the Payee under the terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder. Approved distributions shall be effective on the later of: (a) the date elected; or (b) the date the Request is received at the Administrative Offices of the Company. Such payment will be distributed to the Payee, transferred to another eligible plan, or directly rolled over to an eligible retirement plan or IRA as indicated on the approved distribution form.

SECTION 10. LUMP SUM PAYMENT OPTION

================================================================================

10.1 Election of Lump Sum Payment Option

If the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder, all or a portion of a Participant Annuity Account may be applied to a Lump Sum Payment Option selected by the Payee.

10.2 Total or Partial Lump Sum Payment

Subject to the provisions of the Fixed Account(s), the amount to be distributed is: (i) the amount requested as a lump sum; less (ii) the Premium Tax, if any, as of the date the amount is distributed, and (iii) any fees described in the attached Group Annuity Contract Schedule of Terms and Fees.

SECTION 11. ANNUITY PAYMENT OPTIONS

================================================================================

11.1 Election of Annuity Payment Options

If the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder, all or a portion of a Participant Annuity Account may be applied to an Annuity Payment Option selected by the Payee.

11.2 Fixed Dollar Annuity Payment Options

The amount to be applied to an Annuity Payment Option is: (i) the Participant Annuity Account Value; less (ii) Premium Tax, if any, as of the Payment Commencement Date; less (iii) any fees described in the attached Group Annuity Contract Schedule of Terms and Fees.

Available Fixed Dollar Annuity Payment Options are Income of an Amount Certain at 12, 6, 3 or 1- month intervals, Income for a Period Certain at 12, 6, 3 or 1-month intervals, Fixed Life Annuity with Guaranteed Period (monthly payments for a 5, 10, 15 or 20 year period), Fixed Life Annuity, and any other form of a Fixed Dollar Annuity Payment Option acceptable to the Company. Allowable Fixed Dollar Annuity Payment Options are set forth in the Plan. The Annuity Payment Option that will always be available is the Fixed Life Annuity if allowed under the Plan. If this Annuity Payment Option is elected, the Company will pay a monthly payment during the Payee's lifetime. Payments will cease with the last payment preceding the death of the Payee.

The Company will rely on the Group Contractholder's determination with respect to the timing and amount of any benefit payable to the Participant or Payee under this Contract.

If any payments to be made under the elected Annuity Payment Option will be less than $50, the Company may make the payments in the most frequent interval that produces a payment of at least $50. The minimum amount that may be applied under the elected Payment Option is $5,000. If the amount is less than $5,000, the Company may pay it in one sum.

  Minimum Monthly Payment for Each $1,000 of Participant Annuity Account Value
                 Applied to Purchase a Lifetime Monthly Payment

     Age of         Lifetime Monthly

      Payee              Payment

       50                 $3.99
       55                  4.31
       60                  4.71
       65                  5.28
       70                  6.07
       75                  7.22


SECTION 12. PERIODIC PAYMENT OPTIONS

================================================================================

12.1 Election of Periodic Payment Option

If the Payee is entitled to a Distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder, all or a portion of a Participant Annuity Account may be applied to a Periodic Payment Option selected by the Payee. Charges and fees, if any, as described in the Group Annuity Contract Schedule of Terms and Fees, will continue to apply. Periodic Payment elections are subject to the administrative procedures of the Company in effect at the time of the election.

12.2 Periodic Payment Options

Option 1: Income for a Period Certain of at least 36 months.

Option 2: Income of an Amount Certain for at least 36 months.

Option 3: Minimum Distribution. Payments will be made as required to meet the minimum distribution requirements of Code section 401(a)(9).

Payments will cease when the Participant Annuity Account Value is zero.

12.3 Frequency and Amount of Payments

The Request must specify:

(a) the payment frequency of either 12, 6, 3, or 1-month intervals; (b) the payment amount; a minimum of $100 is required.

(c) the month, day and year on which payments are to begin (payments shall not begin on the 29th, 30th or 31st of the month); and

(d)   the Periodic Payment Option.

12.4 Deductions from Participant Annuity Account

The amount of each payment made under this Periodic Payment Option on behalf of each Payee will be deducted from the Participant Annuity Account.

12.5 Payments to a Beneficiary

If the Participant is receiving Periodic Payments, any Periodic Payments remaining to be paid as of the Participant's date of death will be paid to the Participant's Beneficiary. The Beneficiary will receive payments remaining under the payment option in effect as of the date of the Participant's death unless a lump sum is elected on the appropriate death claim request form.

SEPARATE ACCOUNT
================================================================================
Stable Asset Fund
================================================================================
The Stable Asset Fund is a Separate Account. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Stable Asset Fund.

Assets within the Stable Asset Fund will be invested according to the investment guidelines agreed upon by the Group Contractholder and the Company.

Definitions

Competing Fund is any of the following types of funds offered by the Group
Contractholder:

a) any fund with a known or periodically declared rate of interest; or

b) any money market fund; or

c) any bond fund with a duration of 3 years or less.

Interest Rate(s) means an annual effective rate of interest determined by the Company prior to the last day of each calendar quarter, effective for the Stable Asset Fund Account balance the next calendar quarter. This annual effective rate will be compounded daily. The Interest Rate will never be less than the Minimum Guaranteed Interest Rate.

If the Company modifies the interest crediting method, the Company will provide the Group Contractholder with a notice of the changes.

Minimum Guaranteed Interest Rate is an effective annual interest rate of [0% - 4%].

Limitations
================================================================================
The Group Contractholder may not offer Competing Funds, as defined above, unless mutually agreed upon by the Company and the Group Contractholder.

Interest Calculation Method

Interest Rates are calculated as follows: (1) the current yield of the investment portfolio is determined; (2) any difference between the Book Value of the assets and the Book Value of the liabilities is calculated and the difference is amortized over the expected remaining life of the assets in the Stable Asset Fund, unless otherwise agreed to by the Company and the Group Contractholder; (3) fees are deducted. The resulting rate is guaranteed and applied to all Participant Annuity Accounts for the following quarter.

Stable Asset Fund Account Value

The Stable Asset Fund Account Value, at any given time, will either be the Book Value or the Market Value of the Stable Asset Fund Account. The Book Value will apply to Cessation Option 1 when it is elected under the Cessation Option provision below. The Market Value will apply to Cessation Option 2 when it is elected under the Cessation Option provision below.

Market Value of the Stable Asset Fund

The Market Value of the Stable Asset Fund is determined monthly or on the Contribution Cessation Date. This value is based on the closing market price for each security in the account, less the outstanding balance, if any, of amounts borrowed from the Company's General Account and less the Investment Management Fee.

Book Value of the Stable Asset Fund
================================================================================
The Book Value of the Stable Asset Fund is the amortized cost of the securities owned by the Stable Asset Fund, plus cash, plus accrued interest, less the outstanding balance, if any, of amounts borrowed from the Company's General Account and less the Investment Management Fee.

                                                                          Page 1

Loan From the General Account of the Company

If the amount of any transfer or distribution exceeds the cash balance in the Stable Asset Fund, the Stable Asset Fund will borrow such deficiency from the General Account of the Company. All subsequent Contributions and proceeds from maturities of the Stable Asset Fund assets will first be applied to reduce the outstanding balance of this loan. Interest will be charged monthly by the Company's General Account at an annual effective rate equal to the 30 day LIBOR rate, plus 0.35%.

Amortization of Defaults

In the event that any securities in the Stable Asset Fund default on their obligation, the Book Value of the security will be reduced to its current Market Value, if any. Any losses associated with the default will be amortized under the Interest Crediting Method.

Investment Management Fee

An Investment Management Fee at the rate shown in the Group Annuity Contract Schedule of Terms and Fees will be assessed and deducted against the Stable Asset Fund each calendar quarter. In no event will the Investment Management Fee exceed an annual effective rate of 1.50% of the assets in the Stable Asset Fund.

Transfers
================================================================================
A Transfer from the Participant's Stable Asset Fund account value is limited to an amount shown in the Group Annuity Contract Schedule of Terms and Fees, if any, and is a percentage of the Participant's Stable Asset Fund Account value at December 31 of the preceding calendar year. If the Participant's Stable Asset Fund Account value is $500 or less, a Transfer of the entire account value may be made at any time.

When a Group Contractholder elects to transfer the aggregate of all Participant Stable Asset Fund Account values to another carrier at one time, such Transfers will be treated as an election of Cessation Option 2.

When and if a Group Contractholder encourages Participants to transfer out of the Stable Asset Fund, such Transfers will be treated as an election of Cessation Option 2.

Business Hardship Withdrawal
================================================================================
For Code section 401(a) and 401(k) Plans, in the event the Group Contractholder experiences a 20% or more reduction in its work force in one calendar year, the first 20% of the Book Value of the Stable Asset Fund on the first day of the calendar year may be paid at the Book Value of the Stable Asset Fund. Transfers in excess of the above noted 20% threshold will always by paid at the Market Value of the Stable Value Fund. Reductions in the Group Contractholder's work force of less than 20% in one calendar year will be paid at the Book Value of the Stable Asset Fund.

Distributions

Distributions to a Participant are based on the Participant's Book Value and are permitted for the purpose of paying a benefit to a Participant, which includes death, severance of employment, hardship or unforeseeable emergency.

Applicability of State Guarantee Funds

Assets in the Stable Asset Fund are not covered by state guarantee funds.

Ownership

Amounts allocated to a Separate Account shall be owned by the Company. All monies invested in the Separate Account are maintained and held separate and apart from the Company's General Account and any other investment account the Company may have. That portion of the assets of the Separate Account which is equal to the reserves and other contract liabilities with respect to each Separate Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. Income, gains or losses, realized and unrealized, on assets in each Separate Account are credited or charged against that Separate Account without regard to other income, gains or losses in other fixed or variable accounts or the Company's other income, gains or losses.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contributions Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Stable Asset account value until it is applied to a Payment Option or distributed to a Participant or Beneficiary. When such individual transactions are applied or paid, they will be calculated at the Book Value of the Stable Asset Fund.

2. Market Value of the Stable Asset Fund - The Group Contractholder must specify Option A or B below at the same time it notifies the Company it is ceasing Contributions and the Company will pay the Market Value of the Stable Asset Fund within 7 days after the Contribution Cessation Date.

           Option A: After notification of Cessation of Contributions, the Company will sell all non-cash assets in the Stable Asset Fund Account attributable to the terminating contract and convert them to cash assets or short-term money market instruments. The time when all non-cash assets have been converted to cash or short-term money market instruments will be no later than the Contribution Cessation Date. The Company will transfer the Market Value of the Stable Asset Fund as of the Contribution Cessation Date attributable to the terminating contract to the successor provider designated by the Group Contractholder. If no designation is provided, the transfer will be made to the Group Contractholder.

           Option B: After notification of Cessation of Contributions is received, the Company will value the Stable Asset Fund on the Contribution Cessation Date and transfer the Market Value of the Stable Asset Fund attributable to the terminating contract to the successor provider designated by the Group Contractholder. If no designation is provided, the transfer will be made to the Group Contractholder.

Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

[Signed and accepted by the Group Contractholder and attached to the Group Annuity Contract on _______________, 20____.


                                                By:
                                                -------------------------------

                                                Title:
                                                -------------------------------

                                                                          Page 3

FIXED ACCOUNT
================================================================================
Guaranteed Portfolio Fund

The Guaranteed Portfolio Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant's Annuity Account may be allocated to the Guaranteed Portfolio Fund, which is a Fixed Account.

Guaranteed Interest Rate

Interest will be earned on the Guaranteed Portfolio Fund value and compounded daily to the effective annual interest rate. The interest rate to be credited to the entire value of the Guaranteed Portfolio Fund will be determined by the Company prior to the last day of each calendar quarter and will remain in effect until the end of the calendar quarter. The effective annual interest rate will never be less than [0% - 4%].

As mutually agreed to by the Group Contractholder and the Company, the Group Contractholder may elect to change the interest crediting method. If such an agreement is made, an Endorsement that describes the new interest crediting method will be attached to the Contract. Such Endorsement will be filed with and approved by the insurance department of the state in which this Contract is delivered and will not take effect until approved.

Transfers, Distributions

Amounts may be transferred from the Participant's account balance in the Guaranteed Portfolio Fund at any time.

The value of the Guaranteed Portfolio Fund in respect of the Participant will be determined as the value of (a) minus (b) where:

(a) is the sum of the Participant's Guaranteed Portfolio Fund Contributions plus interest and Transfers to the Guaranteed Portfolio Fund; and

(b)     is the sum of:

               i. any amounts distributed; and

               ii. any Transfers from the Guaranteed Portfolio Fund; and

               iii. Premium Tax, if applicable.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contributions Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. Payment at Book Value - The Company will pay to the Group Contractholder the sum of the Participant Annuity Account Value in the Guaranteed Portfolio Fund. The Company reserves the right to defer payment of this amount but not longer than 12 months from the Contribution Cessation Date.

3. 20 Equal Quarterly Payments - The Company will pay to the Contractholder the sum of the Participant Annuity Account Values in the Guaranteed Fixed Fund in 20 equal quarterly payments of not less than $514.80 for each $10,000 of the sum of the Participant Annuity Account Values. The first payment will be made 30 days after the Contribution Cessation Date.


                                                                          Page 1
Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

[Signed and accepted by the Group Contractholder and attached to the Group Annuity Contract on _______________, 20____.


                                                By:
                                                 -------------------------------

                                                Title:
                                                 -------------------------------

                                                                          Page 2

FIXED ACCOUNT
================================================================================
Managed Guaranteed Fund
================================================================================
The Managed Guaranteed Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Managed Guaranteed Fund, which is a Fixed Account.

Definitions

Managed Guaranteed Fund Account is established when a Participant's Contributions are allocated or amounts are transferred to the Managed Guaranteed Fund. The value of each Managed Guaranteed Fund Account is equal to the amount allocated, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, assessed against the Managed Guaranteed Fund Account.

Initial Guaranteed Period is applicable to new Contributions to the Managed Guaranteed Fund Account. This period begins on the date the Company receives the Contribution or on the date monies are transferred into this account. The Initial Guaranteed Period continues until the end of the calendar year of the Contribution or Transfer and continues until the end of the subsequent calendar year.

Renewal Guaranteed Period is applicable to monies that have gone through the Initial Guaranteed Period and will continue for a minimum of one year.

Guaranteed Interest Rate is the minimum effective annual interest rate to be credited to Contributions allocated to the Managed Guaranteed Fund Account. The Guaranteed Interest Rate will never be less than [0% - 4%].

Interest Rates

The Company will declare Interest Rates for the Initial and Renewal Guaranteed Period. These rates will be compounded daily and will remain in effect until changed by the Company, but not less than the duration of the respective Guarantee Periods. The interest rates will never be less than the Guaranteed Interest Rate.

The interest rates applicable to an Initial Guaranteed Period may be different than those applicable to a Renewal Guaranteed period.

Free Amount
================================================================================
The Free Amount on any Partial Surrender or Surrender is based on the total amount invested in all FutureFunds options. The Free Amount is equal to ten percent (10%) of the sum of the Participant Annuity Account Value at December 31 of the preceding calendar year. Only one Free Amount is available to a Participant in each calendar year beginning after the first calendar year the Participant is covered under this Group Annuity Contract. That Free Amount will be applied on the Surrender or the first Partial Surrender made in that year. No portion of the Free Amount will be available from the Managed Guaranteed Fund balance until account balances in all other Fixed Accounts and Variable Accounts, if any, have first been exhausted.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

     1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

                                                                          Page 1

    2. 20 Equal Quarterly Payments - The Company will pay to the Contractholder the sum of the Participants Annuity Account Values in the Managed Guaranteed Fund in 20 equal quarterly payments of not less than $514.80 for each $10,000 of the sum of the Participant Annuity Account Values. The first payment will be made 30 days after the Contributions Cessation Date.

Surrender and Partial Surrenders
================================================================================
Subject to the Distributions provisions of the Group Annuity Contract and the Plan, a Participant may, by Request, elect a Surrender or Partial Surrender at any time after the account balances in all other Fixed Accounts and Variable Accounts, if any, have been exhausted. Any Surrender or Partial Surrender will be deducted from the Participant's Managed Guaranteed Fund Account on a last-in-first-out basis. The Surrender or Partial Surrender will take effect on the later of the date elected or the date the Request is received at the Administrative Offices of the Company.

Transfers

================================================================================
A Transfer from the Participant's Managed Guaranteed Fund Account is limited to an amount equal to ten percent (10%) of the Participant's Managed Guaranteed Fund Account balance at December 31 of the preceding calendar year. Only one Transfer from the Participant's Managed Guaranteed Fund Account may be made in a calendar year unless the Participant's Managed Guaranteed Fund Account balance is $500 or less. In this case, a Transfer of the entire balance may be made at any time.

Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

[Signed and accepted by the Group Contractholder and attached to the Group Annuity Contract on _______________, 20____.


                                                By:
                                                 -------------------------------

                                                Title:
                                                 -------------------------------

                                                                          Page 2

--------------------------------------------------------------------------------
    Endorsement for Section 457(b) Non-governmental Tax-Exempt Employer Plans

--------------------------------------------------------------------------------
                        Attached to and Forming a Part of

================================================================================
                           The Group Annuity Contract

This Endorsement is made a part of the Group Annuity Contract to which it is attached. It is effective on the Group Annuity Contract Date. It is subject to all the exclusions, definitions and provisions of the Group Annuity Contract that are not inconsistent with this Endorsement.

The Group Annuity Contract and Application are intended to conform to section 457(b) of the Code.

The following changes shall be made to the Group Annuity Contract:

Section 2.1 is deleted in its entirety and is replaced with the following:

   Ownership of the Group Annuity Contract

   The Group Contractholder is the owner of the Group Annuity Contract, and has all rights, remedies and recourses given in this Group Annuity Contract subject to the claims of the Group Contractholder's general creditors. The Group Annuity Contract and the Participant Annuity Accounts are held by the Group Contractholder, and there is no contractual relationship between the Company and the Participants.

Section 3.10, Deemed IRAs, is deleted in its entirety.

Section 6.2 is deleted in its entirety and is replaced with the following:

    Contributions

    Unless a Contribution Cessation Date has been declared under Section 6.5, the Group Contractholder may make additional Contributions at any time in respect to a Participant until the earlier of: (a) the Participant's death;
    (b) Payment Commencement Date; (c) election of a Periodic Payment option, if applicable; or (d) the termination of the Participant Annuity Account.

    The amount of Contributions to be paid by the Group Contractholder in respect of any Participant will be determined by the Group Contractholder.

    The Group Contractholder will report the amount paid as Contributions on forms acceptable to the Company. The Group Contractholder's report is conclusive and binding on it and any person or entity claiming an interest under the Group Annuity Contract. When the Group Contractholder's report does not coincide with the Contribution received and the inconsistency is not resolved within a period of time required under the law, the Company will return the Contribution to the payor.

    The Company's prior approval may be required before the Group Contractholder makes a Contribution that causes a Participant Annuity Account Value to exceed $1,000,000.

    In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Section 9.3, Rollovers, is deleted in its entirety.

                                                                          Page 1

Section 9.10 is deleted in its entirety and is replaced with the following:

9.10 Conditions of Payment to Payee

Subject to the provisions of Section 9.8, payments will only be made if then available to the Payee under the terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder. Approved distributions shall be effective on the later of: (a) the date elected; or (b) the date the Request is received at the Administrative Offices of the Company.

In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Signed for Great-West Life & Annuity Insurance Company on the Group Annuity Contract Date.

                      President and Chief Executive Officer

                                                                          Page 2


--------------------------------------------------------------------------------
    Endorsement for Section 457(b) Non-governmental Tax-Exempt Employer Plans

--------------------------------------------------------------------------------
                        Attached to and Forming a Part of

================================================================================
                           The Group Annuity Contract

This Endorsement is made a part of the Group Annuity Contract to which it is attached. It is effective on the Group Annuity Contract Date. It is subject to all the exclusions, definitions and provisions of the Group Annuity Contract that are not inconsistent with this Endorsement.

The Group Annuity Contract and Application are intended to conform to section 457(b) of the Code.

The following changes shall be made to the Group Annuity Contract:

Section 2.1 is deleted in its entirety and is replaced with the following:

   Ownership of the Group Annuity Contract

   The Group Contractholder is the owner of the Group Annuity Contract, and has all rights, remedies and recourses given in this Group Annuity Contract subject to the claims of the Group Contractholder's general creditors. The Group Annuity Contract and the Participant Annuity Accounts are held by the Group Contractholder, and there is no contractual relationship between the Company and the Participants.

Section 3.10, Deemed IRAs, is deleted in its entirety.

Section 6.2 is deleted in its entirety and is replaced with the following:

    Contributions

    Unless a Contribution Cessation Date has been declared under Section 6.5, the Group Contractholder may make additional Contributions at any time in respect to a Participant until the earlier of: (a) the Participant's death;
    (b) Payment Commencement Date; (c) election of a Periodic Payment option, if applicable; or (d) the termination of the Participant Annuity Account.

    The amount of Contributions to be paid by the Group Contractholder in respect of any Participant will be determined by the Group Contractholder.

    The Group Contractholder will report the amount paid as Contributions on forms acceptable to the Company. The Group Contractholder's report is conclusive and binding on it and any person or entity claiming an interest under the Group Annuity Contract. When the Group Contractholder's report does not coincide with the Contribution received and the inconsistency is not resolved within a period of time required under the law, the Company will return the Contribution to the payor.

    The Company's prior approval may be required before the Group Contractholder makes a Contribution that causes a Participant Annuity Account Value to exceed $1,000,000.

    In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Section 9.3, Rollovers, is deleted in its entirety.

                                                                          Page 1

Section 9.7, Amount Payable on Death of Participant, shall be deleted in its entirety and replaced with the following:

9.7 Amount Payable on Death of Participant

If the Participant dies before the Payment Commencement Date, the amount payable on death will be the Participant Annuity Account Value net of any outstanding loan balance, less Premium Tax, if any.

Section 9.10 is deleted in its entirety and is replaced with the following:

9.10 Conditions of Payment to Payee

Subject to the provisions of Section 9.8, payments will only be made if then available to the Payee under the terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder. Approved distributions shall be effective on the later of: (a) the date elected; or (b) the date the Request is received at the Administrative Offices of the Company.

In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Signed for Great-West Life & Annuity Insurance Company on the Group Annuity Contract Date.

                      President and Chief Executive Officer
                                                                          Page 2


--------------------------------------------------------------------------------
            Endorsement for Non-Qualified Deferred Compensation Plans
--------------------------------------------------------------------------------
                        Attached to and Forming a Part of
                           the Group Annuity Contract
================================================================================

This Endorsement is made a part of the Group Annuity Contract to which it is attached. It is effective on the Group Annuity Contract Date. It is subject to all the exclusions, definitions and provisions of the Group Annuity Contract that are not inconsistent with this Endorsement.

The Group Annuity Contract and Application are intended to conform to the Group Contractholder's Non-Qualified Deferred Compensation Plan.

The following changes shall be made to the Group Annuity Contract:

Section 2.1 is deleted in its entirety and is replaced with the following:

   Ownership of the Group Annuity Contract

   The Group Contractholder is the owner of the Group Annuity Contract, and has all rights, remedies and recourses given in this Group Annuity Contract subject to the claims of the Group Contractholder's general creditors. The Group Annuity Contract and the Participant Annuity Accounts are held by the Group Contractholder, and there is no contractual relationship between the Company and the Participants.

Section 3.10, Deemed IRAs, is deleted in its entirety.

Section 6.2 is deleted in its entirety and is replaced with the following:

    Contributions

    Unless a Contribution Cessation Date has been declared under Section 6.5, the Group Contractholder may make additional Contributions at any time in respect to a Participant until the earlier of: (a) the Participant's death;
    (b) Payment Commencement Date; (c) election of a Periodic Payment option, if applicable; or (d) the termination of the Participant Annuity Account.

    The amount of Contributions to be paid by the Group Contractholder in respect of any Participant will be determined by the Group Contractholder.

    The Group Contractholder will report the amount paid as Contributions on forms acceptable to the Company. The Group Contractholder's report is conclusive and binding on it and any person or entity claiming an interest under the Group Annuity Contract. When the Group Contractholder's report does not coincide with the Contribution received and the inconsistency is not resolved within a period of time required under the law, the Company will return the Contribution to the payor.

    The Company's prior approval may be required before the Group Contractholder makes a Contribution that causes a Participant Annuity Account Value to exceed $1,000,000.

    In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Section 9.3, Rollovers, is deleted in its entirety.

                                                                          Page 1

Section 9.10 is deleted in its entirety and is replaced with the following:

    Conditions of Payment to Payee

    Subject to the provisions of Section 9.8, payments will only be made if then available to the Payee under the terms and provisions of the Plan and the Code sections governing the Plan as determined by the Group Contractholder. Approved distributions shall be effective on the later of: (a) the date elected; or (b) the date the Request is received at the Administrative Offices of the Company.

    In no event shall rollovers be allowed either into or out of a non-qualified deferred compensation plan.

Signed for Great-West Life & Annuity Insurance Company on the Group Annuity Contract Date.



                      President and Chief Executive Officer

                                                                          Page 2

FIXED ACCOUNT
================================================================================
Systematic Withdrawal Fund

The Systematic Withdrawal Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Systematic Withdrawal Fund, which is a Fixed Account.

All or a portion of the Participant Annuity Account Value may be allocated to the Systematic Withdrawal Fund at any time. Transfers of amounts held by or for the benefit of the Participant in another plan similar to the Plan under this Group Annuity Contract with another company may be deposited or caused to be deposited by the Participant directly into the Systematic Withdrawal Fund Account.

Election of the Systematic Withdrawal Fund
================================================================================
A Request is required for the Participant to elect the Systematic Withdrawal Fund. The Request must be received by the Company at least 30 days before this option is to become effective and while the Participant is alive.

Systematic Withdrawal Fund Account
================================================================================
When the Systematic Withdrawal Fund is elected and the first deposit is made, a separate Systematic Withdrawal Fund will be established for the Participant. A deposit consists of Contributions allocated or funds transferred from another company to the Systematic Withdrawal Fund.

Minimum Deposit
================================================================================
The minimum initial deposit must be at least twenty thousand dollars ($20,000.00). All subsequent deposits must be at least two thousand dollars ($2,000).

Interest Rate
================================================================================
New Money Interest Rate - All amounts deposited to the Participant's Systematic Withdrawal Fund within a calendar quarter will earn interest at the New Money Interest Rate that is the effective annual interest rate determined by the Company for that quarter. Interest will accrue from the date of receipt of the deposit through the last Business Day of the next calendar year. The effective annual interest rate for each calendar quarter will be determined by the Company before the end of the prior calendar quarter and will not be less than the Minimum Guaranteed Interest Rate. The Company reserves the right to declare different New Money Interest Rates for different classes of Contractholders in compliance with applicable law.

Portfolio Interest Rate - On the first day of January of each year, all amounts remaining in the Participant's Systematic Withdrawal Fund Account that have been the result of deposits made prior to the preceding January 1 will no longer earn the New Money Interest Rate. These amounts will earn the Portfolio Interest Rate effective for the current calendar year. The Portfolio Interest Rate may be different than the New Money Interest Rate. The Portfolio Interest Rate is the effective annual interest rate determined by the Company before the end of each calendar year to be effective for the next calendar year. The Portfolio Interest Rate will not be less than the Minimum Guaranteed Interest Rate. The Company reserves the right to declare different Portfolio Interest Rates for different classes of Contractholders in compliance with applicable law.

Minimum Guaranteed Interest Rate - The Minimum Guaranteed Interest Rate is an effective annual interest rate of [0% - 4%].

Systematic Withdrawal Payments
================================================================================
Payment Frequency - The Participant must designate the frequency of payments when electing the Systematic Withdrawal Fund. Payments may be made monthly, quarterly, semi-annually or annually. The Participant may change the payment frequency once in a calendar year.

Beginning of Payments - Payments to the Participant or his/her designated payee must begin no later than one year from the date of the first allocation or transfer of monies to the Systematic Withdrawal Fund.

Amount of Payments - Each payment must not be less than the greater of:

1.      one hundred dollars ($100.00); or

2. the required minimum distribution and minimum incidental death benefit amount required under the Code.

The Company reserves the right to make a lump sum payment of all of the entire balance in the Systematic Withdrawal Fund Account if that balance is less than one hundred dollars ($100.00). The Participant may change the amount of the payment only once in a calendar year. The number of payments received may vary depending upon the New Money Interest Rate and/or the Portfolio Interest Rate credited.

Each payment made to a Participant or his/her designated payee will be deducted from the Systematic Withdrawal Fund on a last in, first out basis.

Distributions
================================================================================
Distributions will be made on a last-in-first-out basis. Distributions will be effective on the later of the date the Participant elects to have the distribution paid or the date the Request is received by the Company.

Transfers from the Systematic Withdrawal Fund to other Fixed, Variable and/or Separate Accounts will not be available.

Systematic Withdrawal Charges
================================================================================

A Systematic Withdrawal Charge will be deducted by the Company from all amounts, less the Systematic Withdrawal Free Amount, paid or distributed. The charge is a percentage of the amount paid or distributed in excess of the Systematic Withdrawal Free Amount as indicated in the attached Group Annuity Contract Schedule of Terms and Fees. Upon the death of the Participant no charge will be assessed against any payment or distribution made from the Systematic Withdrawal Fund.

Systematic Withdrawal Free Amount
================================================================================
The Systematic Withdrawal Free Amount is an amount of the payment or distribution against which the charge will not be assessed. After one year has elapsed from the date of the initial deposit, this free amount is equal to twenty percent (20%) of the Systematic Withdrawal Fund Account Value as of December 31 of the preceding calendar year. During the first partial year before any December 31 anniversary, the free amount is equal to twenty percent (20%) of the initial deposit made to the Systematic Withdrawal Fund Payment Option Account. The free amount will be applied to each payment and distribution made in a calendar year until the free amount is exhausted. A new free amount will be available as of January 1 of each year. Any unused free amount from one calendar year may not be applied to any other calendar year.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contributions Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value and continue Systematic Withdrawal Payments until the Participant Annuity Account Value has been distributed to a Participant or Beneficiary.

        20 Equal Quarterly Payments - The Company will pay to the Contractholder the sum of the Participant Annuity Account Values in the Systematic Withdrawal Fund in 20 equal quarterly payments of not less than $514.80 for each $10,000 of the sum of the Participant Annuity Account Values. The first payment will be made 30 days after the Contribution Cessation Date.

[Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                         GROUP ANNUITY CONTRACT SCHEDULE
================================================================================
                                OF TERMS AND FEES

GROUP CONTRACTHOLDER:

GROUP ANNUITY CONTRACT NUMBER:

GROUP ANNUITY CONTRACT DATE:

TYPE OF PLAN: [{ERISA, NonERISA} 401(a), 401(k), 403(b), Governmental 457(b) {with Deemed IRA}, Non-governmental 457(b), 457(f), Non-Qualified Deferred Compensation, 415(m) Governmental Excess Benefit Arrangement, Corporate Excess Benefit Plan [Deemed IRA applicable to X Plan]]

This Schedule is effective on [X] and sets forth terms, charges and fees that relate to the provisions in this Group Annuity Contract with the corresponding headings. The terms and fees described herein shall remain in effect [for a [X] year period from [X] to [X]] [for a [X] year period from [X] to [X] with automatic renewal for successive [X] year periods unless a [X] day written notice is provided by either the Company or the Group Contractholder prior to the expiration of the period] [for a period commencing on [X] and continuing until a prior [X] day written notice is provided by either the Company or the Group Contractholder] [for as long as the Company is acting in its current capacities as the exclusive [investment, recordkeeping and communication] provider for the Group Contractholder's Plan]. This Schedule supersedes and replaces any other previous Schedule.

SERIES ACCOUNT

The Series Account for this Group Annuity Contract is the [FutureFundsI, FutureFundsII Series Account effective on [X]].

TRANSFERS AMONG ACCOUNTS

[The minimum amount that can be transferred from a Fixed Account is [$X]. However, if less remains in a Fixed Account for a Participant Annuity Account, that amount may be transferred. If a Transfer request would reduce the Participant Annuity Account Value remaining in a Fixed Account below [$X], the Company will treat the Transfer request as a request to transfer the entire amount.]

[A Request for Transfer must clearly state the Fixed, Separate or Variable Account from which and to which Transfers are to be made.]

[The Company reserves the right to limit, upon notice, the maximum number of Transfers per Participant Annuity Account. Such limitation may be limited to [X#] per calendar month or [X#] per Participant Annuity Account per year.]

[Stable Asset Fund Transfer Restriction - [If the Plan includes [X] competing investment option(s), Transfers from the Stable Asset Fund are limited to [X%] of the Book Value of the Stable Asset Fund balance at December 31 of the preceding calendar year.]

WITHDRAWALS FROM THE PARTICIPANT ANNUITY ACCOUNT VALUE

[The minimum amount that can be withdrawn from a Fixed Account is [$X]. If a withdrawal request would reduce the Participant Annuity Account Value remaining in a Fixed Account below [$X], the Company will treat the withdrawal request as a request to withdraw the entire amount.

If a requested withdrawal would reduce the Participant Annuity Account Value below [$X], the Company reserves the right to treat the request as a withdrawal of only the excess over [$X].

[A Request for a Transfer must clearly state the Fixed, Separate or Variable Account from which and to which the Transfer is to be made.]

Unless specified otherwise by the Group Contractholder, the Company will make withdrawals [proportionately from all Fixed, Separate or Variable Accounts in which the Participant Annuity Account Value is invested.]

CONTRACT CHARGES AND FEES

[Contract Maintenance Charge - A Contract Maintenance Charge of [$X] per year will be [deducted annually from each Participant Annuity Account during the first calendar quarter each year] [billed on a(n) [annual] [quarterly] [monthly] basis to the Group Contractholder]. [However, if a Participant Annuity Account is established after January 1, the initial Contract Maintenance Charge will be [deducted] [billed] during the next calendar quarter and will be pro-rated for the remainder of the year.] [However, if a Participant Annuity Account is established after January 1, the initial Contract Maintenance Charge will be [deducted] [billed] during the calendar quarter after the Participant's one-year anniversary (calculated from the Participant's Effective Date) and will be pro-rated for the remainder of the year.]]

[Stable Asset Fund Investment Management Fee - [X%] per annum.]

[Mortality and Expense Risk Charge - [X%] per annum.]

[Contingent Deferred Sales Charge

Except as provided below, a Contingent Deferred Sales Charge will be deducted from any amount transferred, distributed or otherwise paid. In no event shall the Contingent Deferred Sales Charge at any point in time exceed 8.5% of Contributions made by the Participant to this Group Annuity Contract.

Situations under which Contingent Deferred Sales Charge is waived - The Contingent Deferred Sales Charge on any total or partial Transfer to another company, distribution or single sum payment from the Participant Annuity Account or from an Alternate Payee Account will be waived in the following situations:

a. [the Participant dies; or b. the Participant severs employment; or

c. the Participant suffers a Plan approved hardship or unforeseeable emergency;
or

d. the Participant elects an Annuity Payment Option with a life contingent or an annuity payment period or periodic payment period of at least thirty-six (36) months; or

e. the Participant elects an In-service Withdrawal to another investment provider [except [x] investment provider], a loan or a QDRO.

[Additionally, the Contingent Deferred Sales Charge "Free Amount" is an amount against which the Contingent Deferred Sales Charge will not be assessed. The Contingent Deferred Sales Charge "Free Amount" shall not exceed 10% of a Participant Annuity Account Value at December 31 of the previous calendar year and will be applied on the first Transfer, distribution or payment made under the Participant Annuity Account in that year. All further Transfers, distributions or payments during that calendar year will be subject to a Contingent Deferred Sales Charge without the application of any "Free Amount."]

[Contingent Deferred Sales Charge Schedule -

[Number of Years Participant
Covered Under This Contract] [and
Previous Contract] [Number of Years from

the Effective Date of the Group Annuity     The Contingent Deferred Sales Charge
Contract]                                   Shall Be
----------------------------------------    ------------------------------------

[0-15] [16 or more]                         [0%-6% of the amount withdrawn]
                                            [0% to 8.5%] [of Contributions] [of
                                            the last 72 months' Contributions]]

[Transfer Charge - The Company reserves the right to charge a maximum of [$25] for each Transfer [within the Group Annuity Contract] [to other investment options under the Plan] after the [X] in a calendar year. Each request is considered to be one Transfer regardless of the number of Fixed, Variable or Separate Accounts affected by the Transfer. The Transfer Charge will be deducted proportionately from all from which Fixed, Variable or Separate Accounts the Transfer is made.]

[Premium Tax Charge - The amount of any state and local taxes levied by any governmental entity on Contributions may be deducted from the Participant Annuity Account Value when such taxes are incurred. The Company reserves the right to defer the collection of this charge and deduct it against the Participant Annuity Account Value on the surrender of the Participant's interest in this Group Annuity Contract or application of the Participant Annuity Account Value to a Payment Option.]

[Charge Deduction Rules - Unless otherwise specified above, charges are deducted from the Participant Annuity Account Value [proportionately from all Accounts in which the Participant is invested.]

[Start-up Cost Restorations - Start-up Cost Restorations are the amounts paid into Participant Annuity Accounts to restore costs incurred by Participants in transferring from a previous investment provider to the Plan. Upon receipt of adequate documentation, the Company will credit to each respective Participant Annuity Account the Start-up Cost Restorations, if any. Similarly situated Group Contractholders of the same class will be treated substantially alike with respect to Start-up Cost Restorations.

Start-up Cost Restoration Amount - [$X] [[X%] of the amount transferred to the Group Annuity Contract] [the dollar amount necessary to restore the Start-up Cost Restorations incurred by the Participant up to [X%] of the amount transferred to the Group Annuity Contract].

Start-up Cost Restorations Recovery Schedule

                                        Amount of Start-up Cost Restorations
                                        Unrecovered at Termination and
                                        Payable to the Company is Equal to
                                        the following Percentage of the

Completed Years from the Start-up Cost  Amount Withdrawn
Restoration Date
--------------------------------------  ----------------------------------------
[0-15 years]                                        [0%- X%]

The Company will reduce the credited interest rate applicable to the [XX] Fixed Account by [0% to 1.00%] per annum from the credited interest rate given to other Group Contractholders in the same class for whom Start-up Cost Restorations were not made. This [.X]% reduction of the credited interest rate will remain in effect until the entire Start-up Cost Restoration amount has been recovered by the Company. The interest rate credited under the [X] Fixed Account will never be less than the Guaranteed Interest Rate applicable to the [X] Fixed Account.]

[If the Contract is terminated before the Start-up Cost Restorations are completely recovered by the Company, the Group Contractholder will pay the difference between the original Start-up Cost Restoration Amount and the amount recovered by the Company as of the termination date.]

[Due to the initial difference between the Book Value of the Separate Account and the Book Value of the Participant Annuity Accounts resulting from the transfer of the previous provider's fund to the Group Annuity Contract, as set forth in the Stable Asset Fund, the Group Contractholder hereby instructs the Company to calculate an Interest Rate quarterly to equate the Book Value of the Separate Account to the Book Value of the sum of the Participant Annuity Accounts over a mutually agreed upon period of time. In the event the Group Annuity Contract is terminated, the Book Value of the Participant Annuity Account shall be payable according to Cessation Option 1 and the Market Value of the Stable Asset Fund will be payable according to Cessation Option 2 of the Stable Asset Fund.]

[Loss of Interest Penalty - [None.] [Amounts in a Certificate Account surrendered for other than permitted Distributions prior to the Expiry Date shall be subject to interest forfeiture, called the Loss of Interest Penalty. The effective annual interest rate to be credited for the first 5 years of the Guarantee Period of the Certificate Account will not be current annual interest rate, but the interest rates as follows:

                                        Interest Rate to be Applied to the
                                        Certificate Account for the
Age of the Certificate Account          Guarantee Period

------------------------------------    -------------------------------------
[0-5 Years]                             [0 to 5.25%]

The Loss of Interest Penalty shall apply for a maximum of 5 years for each Certificate Account. After 5 years, the current annual interest rate for that particular Certificate Account shall continue to apply.]

[STABLE ASSET FUND SEPARATE ACCOUNT

Market Value of the Stable Asset Fund Contract -The Group Contractholder and the Company agree that the definition of the Stable Asset Fund Separate Account shall include one separate account comprised of the following plans of the Group Contractholder listed below:

        [1. [X] Plan, (Group #X)

2. [X] Plan, (Group #X)]

The Stable Asset Fund shall be administered by the Company on a prorata basis so that each plan will receive its proportional share of the market value according to Cessation Option 2.] [In the event that the Group Contractholder elects to make any Start-up Cost Restorations in the form of a market value adjustment imposed by the prior investment provider, the Company shall provide an accounting of the amortization of the market value adjustment, as set forth in the Interest Calculation Method provision, separate from the accounting of the other plan(s).]

Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].
                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

FUTUREFUNDS I SERIES ACCOUNT
================================================================================
In the event that the FutureFunds I Series Account is selected by the Group Contractholder, the following changes shall be made to the Group Annuity
Contract:

Section 1. Definitions is amended as follows:

Series Account - a segregated investment account established by the Company into which Contributions may be invested or the Participant's Account Value may be transferred as designated by the Group Contractholder on the application. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the individual Variable Accounts.

Section 4.2 Changes within the Series Account is deleted in its entirety and is replaced with the following:

4.2 Changes within the Series Account

The Company may make additional Variable Accounts available to the Group Contractholder. These accounts will invest in investment portfolios suitable for the Group Annuity Contract. The Company reserves the right to eliminate accounts, to combine two or more accounts or to substitute a new investment portfolio for the portfolio in which an account invests. Such an action may become necessary if, in the Company's judgment, a portfolio or account no longer suits the purposes of the Group Annuity Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's or account's investment objectives or restrictions, or because the portfolio or account is no longer available for investment, or for some other reason. The Company will also receive any required approval from the SEC and any other required approvals before taking such an action.

Subject to any required regulatory approvals, the Company reserves the right to transfer assets in the Variable Accounts to another Variable Account.

When permitted by law, the Company reserves the right to:

(a) Deregister the Series Account under the Investment Company Act of 1940;

(b) Operate the Series Account as a management company under the Investment Company Act of 1940, if it is operating as a unit investment trust;

(c) Operate the Series Account as a unit investment trust under the Investment Company Act of 1940, if it is operating as a managed separate account;

(d) Combine the Series Account with other separate investment accounts; and

(e) Combine a Variable Account with another Variable Account.

If any of the above actions result in a material change in the underlying investments of a Variable Account in which the Group Contractholder and Participants are invested, the Company will notify the Group Contractholder of the change at the Group Contractholder's last known address on file with the Company.

                                                                          Page 1

--------------------------------------------------------------------------------
                Endorsement for Section 457(b) Governmental Plans
--------------------------------------------------------------------------------
                        Attached to and Forming a Part of
================================================================================
                           The Group Annuity Contract

This Endorsement is made a part of the Group Annuity Contract to which it is attached. It is effective on the Group Annuity Contract Date. It is subject to all the exclusions, definitions and provisions of the Group Annuity Contract that are not inconsistent with this Endorsement.

The Group Annuity Contract and Application are intended to conform to section 457(b) of the Code. To maintain eligibility under Code section 457(b) the Plan must continue to hold Plan assets in trust.

Section 7.2, Mortality and Expense Risk Charge, is deleted in its entirety and shall be replaced as follows:

7.2  Variable Asset Charge

     The Company may deduct a Variable Asset Charge in the calculation of the Accumulation Unit Value, based on a percentage of assets. [One three hundred sixty-fifth of the per annum charge is deducted daily.]

Section 9.7, Amount Payable on Death of Participant, shall be deleted in its entirety and replaced with the following:

9.7 Amount Payable on Death of Participant

If the Participant dies before the Payment Commencement Date, the amount payable on death will be the Participant Annuity Account Value net of any outstanding loan balance, less Premium Tax, if any.

Signed for Great-West Life & Annuity Insurance Company on the Group Annuity Contract Date.





                      President and Chief Executive Officer

                                                                          Page 1

FIXED ACCOUNT
================================================================================
Guaranteed Certificate Fund
================================================================================
The Guaranteed Certificate Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Certificate Fund, which is a Fixed Account.

Definitions

A Certificate is established when a Participant's Contributions are allocated or amounts are transferred to the Guaranteed Certificate Fund. The value of each Certificate is equal to the amount allocated, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, assessed against the Certificate. A separate Certificate is established each calendar quarter for the Contributions and transferred amounts received during each Certificate Accumulation Period and Term. Amounts invested in a Certificate shall earn interest for the entire Guarantee Period at the Guaranteed Interest Rate in effect for that particular Term on the date the amounts are received. Terms available under the Contract will be determined by the Company from time to time. Each Certificate will have its own Guaranteed Interest Rate and Term.

When an existing Certificate matures on the Expiration Date, a new Certificate will be established with its own Guaranteed Interest Rate and Guarantee Period. The Guarantee Period of the Certificate shall commence on the day after the Expiration Date. In the event that a Certificate is scheduled to mature on a weekend or holiday, the Certificate will mature on the last Business Day of the calendar quarter and will be reinvested at that time.

Certificate Accumulation Period is the portion of the calendar quarter ending prior to the beginning of the Term during which Contributions, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, are allocated or amounts are transferred into the Certificate.

Guarantee Period is comprised of the Certificate Accumulation Period and the Term and is a period of time that a specified effective annual interest rate is guaranteed by the Company. Interest is credited daily at a rate to yield the declared annual Guaranteed Interest Rate. Each Certificate is guaranteed an Interest Rate for the period that includes the Certificate Accumulation Period and the Term referred to as a Guarantee Period. The Guaranteed Interest Rate for a Certificate is effective for the entire Guarantee Period. The length of a Guarantee Period is measured from the date the Contribution is allocated or the end of the calendar quarter in which the amount is allocated to the Certificate. The last day of the Guarantee Period is its Expiration Date.

Guaranteed Interest Rate is the effective annual interest rate to be credited for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than [0% - 4%]. Periodically, the Company will declare Guaranteed Interest Rates for then available Terms. These rates will be guaranteed for the duration of the respective Guarantee Periods.

Expiration Date is the last Business Day of the Guarantee Period or the date of distributions, whichever is earlier.

Term is the number of months as measured from the first day of the calendar quarter after the Certificate Accumulation Period to the Expiration Date.

Within 30-days prior to an Expiration Date, the Participant may elect a new Certificate with its own Term and Guaranteed Interest Rate from among those then offered by the Group Annuity Contract, but excluding any that extend beyond the Participant's Payment Commencement Date. The Participant will have 30 days from the date of the election to rescind the election without penalty and reallocate to elect any other investment option available under the Plan. The election will become effective on the later of:

(1) the first day of the calendar quarter immediately following the Expiration Date; or

                                                                          Page 1

(2) the date the election, in a form satisfactory to the Company, is received by the Company at its Administrative Office.

If the election is not received within the 30-day period, the value of the expiring Certificate will be allocated to a new Certificate with the same Term (with a different Guaranteed Interest Rate), but not extending beyond the Participant's Payment Commencement Date. If the same Term is no longer available under the Group Annuity Contract, the next shortest Term available under the Group Annuity Contract will be used.

If the Guaranteed Certificate Fund is no longer available under the Group Annuity Contract, the value of each of the Participant's Certificate, on each of their Expiration Dates, will be transferred to another Fixed Account then available under the Group Annuity Contract or default investment option chosen by the Plan. In this case, amounts transferred to another Fixed Account will earn the annual effective rate of interest applicable to that Fixed Account.

Distributions
================================================================================
A Distribution prior to the Expiration Date of a Certificate will only be permitted as allowed under the applicable provisions of the Plan and/or the Code.

The value of the Participant's interest in the Guaranteed Certificate Fund is the sum of the values of the Participant's Certificates.

Cessation Options
================================================================================
On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. Payment at Expiration Date - The Company will pay to the Group Contractholder the value of the Participants' Certificate on the Expiration Date of such Certificate Account that occurs after the Contribution Cessation Date.

3. Lump Sum Payment at Market Value - The Company will pay to the Contractholder within 30 days after the Contribution Cessation Date the sum of the Guaranteed Certificate Fund account balances according to a Market Value Adjustment Factor formula determined by the Company. The market value adjustment of the Guaranteed Certificate Fund is the balance of the Guaranteed Certificate Fund multiplied by the Market Value Adjustment Factor. The Market Value Adjustment may be a positive or negative adjustment. [The Group Contractholder may not elect this Cessation Option unless the Group Annuity Contract has been effective for [0 - 5] years.]



[Signed for Great-West Life & Annuity Insurance Company on [X] or [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 2



FIXED ACCOUNT
================================================================================
Guaranteed Certificate Fund
================================================================================
The Guaranteed Certificate Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Certificate Fund, which is a Fixed Account.

Definitions

A Certificate is established when a Participant's Contributions are allocated or amounts are transferred to the Guaranteed Certificate Fund. The value of each Certificate is equal to the amount allocated, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, assessed against the Certificate. A separate Certificate is established each calendar quarter for the Contributions and transferred amounts received during each Certificate Accumulation Period and Term. Amounts invested in a Certificate shall earn interest for the entire Guarantee Period at the Guaranteed Interest Rate in effect for that particular Term on the date the amounts are received. Terms available under the Contract will be determined by the Company from time to time. Each Certificate will have its own Guaranteed Interest Rate and Term.

When an existing Certificate matures on the Expiration Date, a new Certificate will be established with its own Guaranteed Interest Rate and Guarantee Period. The Guarantee Period of the Certificate shall commence on the day after the Expiration Date. In the event that a Certificate is scheduled to mature on a weekend or holiday, the Certificate will mature on the last Business Day of the calendar quarter and will be reinvested at that time.

Certificate Accumulation Period is the portion of the calendar quarter ending prior to the beginning of the Term during which Contributions, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, are allocated or amounts are transferred into the Certificate.

Guarantee Period is comprised of the Certificate Accumulation Period and the Term and is a period of time that a specified effective annual interest rate is guaranteed by the Company. Interest is credited daily at a rate to yield the declared annual Guaranteed Interest Rate. Each Certificate is guaranteed an Interest Rate for the period that includes the Certificate Accumulation Period and the Term referred to as a Guarantee Period. The Guaranteed Interest Rate for a Certificate is effective for the entire Guarantee Period. The length of a Guarantee Period is measured from the date the Contribution is allocated or the end of the calendar quarter in which the amount is allocated to the Certificate. The last day of the Guarantee Period is its Expiration Date.

Guaranteed Interest Rate is the effective annual interest rate to be credited for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than [0% - 4%]. Periodically, the Company will declare Guaranteed Interest Rates for then available Terms. These rates will be guaranteed for the duration of the respective Guarantee Periods.

Expiration Date is the last Business Day of the Guarantee Period or the date of distributions, whichever is earlier.

Term is the number of months as measured from the first day of the calendar quarter after the Certificate Accumulation Period to the Expiration Date.

Within 30-days prior to an Expiration Date, the Participant may elect a new Certificate with its own Term and Guaranteed Interest Rate from among those then offered by the Group Annuity Contract, but excluding any that extend beyond the Participant's Payment Commencement Date. The Participant will have 30 days from the date of the election to rescind the election without penalty and reallocate to elect any other investment option available under the Plan. The election will become effective on the later of:

(3) the first day of the calendar quarter immediately following the Expiration Date; or

(4) the date the election, in a form satisfactory to the Company, is received by the Company at its Administrative Office.

If the election is not received within the 30-day period, the value of the expiring Certificate will be allocated to a new Certificate with the same Term (with a different Guaranteed Interest Rate), but not extending beyond the Participant's Payment Commencement Date. If the same Term is no longer available under the Group Annuity Contract, the next shortest Term available under the Group Annuity Contract will be used.

If the Guaranteed Certificate Fund is no longer available under the Group Annuity Contract, the value of each of the Participant's Certificate, on each of their Expiration Dates, will be transferred to another Fixed Account then available under the Group Annuity Contract or default investment option chosen by the Plan. In this case, amounts transferred to another Fixed Account will earn the annual effective rate of interest applicable to that Fixed Account.

Distributions
================================================================================
A Distribution prior to the Expiration Date of a Certificate will only be permitted as allowed under the applicable provisions of the Plan and/or the Code.

The value of the Participant's interest in the Guaranteed Certificate Fund is the sum of the values of the Participant's Certificates.

Cessation Options
================================================================================
On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. Payment at Expiration Date - The Company will pay to the Group Contractholder the value of the Participants' Certificate on the Expiration Date of such Certificate Account that occurs after the Contribution Cessation Date.

[Signed for Great-West Life & Annuity Insurance Company on [X] or [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 2


FIXED ACCOUNT
================================================================================
Guaranteed Certificate Fund
================================================================================
The Guaranteed Certificate Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Certificate Fund, which is a Fixed Account.

Definitions

A Certificate is established when a Participant's Contributions are allocated or amounts are transferred to the Guaranteed Certificate Fund. The value of each Certificate is equal to the amount allocated, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, assessed against the Certificate. A separate Certificate is established each calendar quarter for the Contributions and transferred amounts received during each Certificate Accumulation Period and Term. Amounts invested in a Certificate shall earn interest for the entire Guarantee Period at the Guaranteed Interest Rate in effect for that particular Term on the date the amounts are received. Terms available under the Contract will be determined by the Company from time to time. Each Certificate will have its own Guaranteed Interest Rate and Term.

When an existing Certificate matures on the Expiration Date, a new Certificate will be established with its own Guaranteed Interest Rate and Guarantee Period. The Guarantee Period of the Certificate shall commence on the day after the Expiration Date. In the event that a Certificate is scheduled to mature on a weekend or holiday, the Certificate will mature on the last Business Day of the calendar quarter and will be reinvested at that time.

Certificate Accumulation Period is the portion of the calendar quarter ending prior to the beginning of the Term during which Contributions, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable, are allocated or amounts are transferred into the Certificate.

Guarantee Period is comprised of the Certificate Accumulation Period and the Term and is a period of time that a specified effective annual interest rate is guaranteed by the Company. Interest is credited daily at a rate to yield the declared annual Guaranteed Interest Rate. Each Certificate is guaranteed an Interest Rate for the period that includes the Certificate Accumulation Period and the Term referred to as a Guarantee Period. The Guaranteed Interest Rate for a Certificate is effective for the entire Guarantee Period. The length of a Guarantee Period is measured from the date the Contribution is allocated or the end of the calendar quarter in which the amount is allocated to the Certificate. The last day of the Guarantee Period is its Expiration Date.

Guaranteed Interest Rate is the effective annual interest rate to be credited for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than [0% - 4%]. Periodically, the Company will declare Guaranteed Interest Rates for then available Terms. These rates will be guaranteed for the duration of the respective Guarantee Periods.

Expiration Date is the last Business Day of the Guarantee Period or the date of distributions, whichever is earlier.

Loss of Interest Penalty will be assessed for other than permitted Transfers and Distributions.

Term is the number of months as measured from the first day of the calendar quarter after the Certificate Accumulation Period to the Expiration Date.

Within 30-days prior to an Expiration Date, the Participant may elect a new Certificate with its own Term and Guaranteed Interest Rate from among those then offered by the Group Annuity Contract, but excluding any that extend beyond the Participant's Payment Commencement Date. The Participant will have 30 days from the date of the election to rescind the election without penalty and reallocate to elect any other investment option available under the Plan. The election will become effective on the later of:

                                                                          Page 1

(5) the first day of the calendar quarter immediately following the Expiration Date; or

(6) the date the election, in a form satisfactory to the Company, is received by the Company at its Administrative Office.

If the election is not received within the 30-day period, the value of the expiring Certificate will be allocated to a new Certificate with the same Term (with a different Guaranteed Interest Rate), but not extending beyond the Participant's Payment Commencement Date. If the same Term is no longer available under the Group Annuity Contract, the next shortest Term available under the Group Annuity Contract will be used.

If the Guaranteed Certificate Fund is no longer available under the Group Annuity Contract, the value of each of the Participant's Certificate, on each of their Expiration Dates, will be transferred to another Fixed Account then available under the Group Annuity Contract or default investment option chosen by the Plan. In this case, amounts transferred to another Fixed Account will earn the annual effective rate of interest applicable to that Fixed Account.

Distributions
================================================================================
A Distribution prior to the Expiration Date of a Certificate will only be permitted as allowed under the applicable provisions of the Plan and/or the Code.

The value of the Participant's interest in the Guaranteed Certificate Fund is the sum of the values of the Participant's Certificates.

For all other Transfers and Distributions made or taken prior to the Expiration Date, the Company will deduct the Loss of Interest Penalty shown in the Group Annuity Contract Schedule of Terms and Fees from any amounts distributed from the Guaranteed Certificate Fund.

Cessation Options
================================================================================
On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. Payment at Expiration Date - The Company will pay to the Group Contractholder the value of the Participants' Certificate on the Expiration Date of such Certificate Account that occurs after the Contribution Cessation Date.

[Signed for Great-West Life & Annuity Insurance Company on [X] or [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 3





FIXED ACCOUNT
================================================================================
Guaranteed Fixed Fund

The Guaranteed Fixed Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Fixed Fund, which is a Fixed Account.

Interest Rate

Contributions allocated to the Guaranteed Fixed Fund in a calendar quarter will earn an initial annual effective rate of interest as determined by the Company for that calendar quarter. Each initial interest rate will remain in effect to the end of that calendar year. Each initial interest rate will never be less than [0% - 4%].

After the first calendar year, all Contributions allocated and interest accrued on those Contributions that remain in the Guaranteed Fixed Fund in a given calendar year are credited with interest at an annual interest rate determined by the Company. Such interest rate is called the renewal interest rate. Each renewal interest rate will be effective for one calendar year and will never be less than [0% - 4%]. The Company may declare a different renewal rate for Contributions allocated to each calendar year.

Transfers, Distributions

The Group Contractholder, on behalf of the Participant, may transfer amounts from the Participant's account balance in the Guaranteed Fixed Fund at any time.

Amounts transferred or distributed from the Guaranteed Fixed Fund are on a last in, first out basis.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. 20 Equal Quarterly Payments - The Company will pay to the Contractholder the sum of the Participant Annuity Account Values in the Guaranteed Fixed Fund in 20 equal quarterly payments of not less than $514.80 for each $10,000 of the sum of the Participant Annuity Account Values. The first payment will be made 30 days after the Contribution Cessation Date.

3. Lump Sum Payment at Market Value - The Company will pay to the Contractholder within 30 days after the Contribution Cessation Date the sum of the Guaranteed Fixed Fund account balances according to a Market Value Adjustment Factor formula determined by the Company. The market value adjustment of the Guaranteed Fixed Fund is the balance of the Guaranteed Fixed Fund multiplied by the Market Value Adjustment Factor. The Market Value Adjustment may be a positive or negative adjustment. [The Group Contractholder may only elect this Cessation Option after the Group Annuity Contract has been effective for [0-5] years.]

[Signed for Great-West Life & Annuity Insurance Company on [X] or [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 2





FIXED ACCOUNT
================================================================================
Guaranteed Fixed Fund

The Guaranteed Fixed Fund is part of the General Account of the Company. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Fixed Fund, which is a Fixed Account.

================================================================================
Interest Rate

Contributions allocated to the Guaranteed Fixed Fund in a calendar quarter will earn an initial annual effective rate of interest as determined by the Company for that calendar quarter. Each initial interest rate will remain in effect to the end of that calendar year. Each initial interest rate will never be less than [0% - 4%].

After the first calendar year, all Contributions allocated and interest accrued on those Contributions that remain in the Guaranteed Fixed Fund in a given calendar year are credited with interest at an annual interest rate determined by the Company. Such interest rate is called the renewal interest rate. Each renewal interest rate will be effective for one calendar year and will never be less than [0% - 4%]. The Company may declare a different renewal rate for Contributions allocated to each calendar year.

Transfers, Distributions
================================================================================

The Group Contractholder, on behalf of the Participant, may transfer amounts from the Participant's account balance in the Guaranteed Fixed Fund at any time.

Amounts transferred or distributed from the Guaranteed Fixed Fund are on a last in, first out basis.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contribution Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of each Participant Annuity Account - The Company will maintain each Participant Annuity Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary.

2. 20 Equal Quarterly Payments - The Company will pay to the Contractholder the sum of the Participant Annuity Account Values in the Guaranteed Fixed Fund in 20 equal quarterly payments of not less than $514.80 for each $10,000 of the sum of the Participant Annuity Account Values. The first payment will be made 30 days after the Contribution Cessation Date.

[Signed for Great-West Life & Annuity Insurance Company on [X] or [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 1



SEPARATE ACCOUNT
================================================================================
Guaranteed Government Fund
================================================================================

The Guaranteed Government Fund is a Separate Account. All or a portion of the Participant's Contributions and Participant Annuity Account may be allocated to the Guaranteed Government Fund.

Definitions

Interest Rate(s) means an annual effective rate of interest determined by the Company prior to the last day of each calendar quarter, effective for the Guaranteed Government Fund Account balance the next calendar quarter. This annual effective rate will be compounded daily. The Interest Rate will never be less than the Minimum Guaranteed Interest Rate.

If the Company modifies the interest crediting method, the Company will provide the Group Contractholder with a notice of the changes.

Minimum Guaranteed Interest Rate is an effective annual interest rate of [0% - 4%].

Participant Guaranteed Government Fund is equal to the amount allocated, increased by interest and reduced by any distributions or transfers from, or charges and Premium Tax, as applicable.

Interest Calculation Method

Interest Rates are calculated as follows: (1) the current yield of the investment portfolio is determined; (2) any difference between the Book Value of the assets and the Book Value of the liabilities is calculated and the difference is amortized over the expected remaining life of the assets in the Guaranteed Government Fund, unless otherwise agreed to by the Company and the Group Contractholder; (3) fees are deducted. The resulting rate is guaranteed and applied to all Participant Annuity Accounts for the following quarter.

Guaranteed Government Fund Contract Value

The Guaranteed Government Fund Contract Value, at any given time, will either be the Book Value or the Market Value of the Guaranteed Government Fund Contract. The Book Value will apply to Cessation Option 1 when it is elected under the Cessation Option provision below. The Market Value will apply to Cessation Option 2 when it is elected under the Cessation Option provision below.

Market Value of the Guaranteed Government Fund Contract

The Market Value of the Guaranteed Government Fund Contract is determined monthly or on the Contribution Cessation Date. This value is based on the closing market price for each security in the account, less the outstanding balance, if any, of amounts borrowed from the Company's General Account and less the Investment Management Fee. The Participant's pro-rata share of the Guaranteed Government Fund Value is determined by dividing the Participant Guaranteed Government Fund Value by the sum of all the Participant Guaranteed Government Accounts and multiplying the result by the Guaranteed Government Fund Value on the Contribution Cessation Date.

Book Value of the Guaranteed Government Fund Contract
================================================================================
The Book Value of the Guaranteed Government Fund Contract is the amortized cost of the securities owned by the Guaranteed Government Fund, plus cash, plus accrued interest, less the outstanding balance, if any, of amounts borrowed from the Company's General Account and less the Investment Management Fee.

Loan from the General Account of the Company

If the amount of any transfer or distribution exceeds the cash balance in the Guaranteed Government Fund, a loan will be made from the General Account of the Company to the Guaranteed Government Fund to cover the deficiency. All subsequent Contributions and proceeds from maturities of the

                                                                          Page 1

Guaranteed   Government  Fund  assets  will  first  be  applied  to  reduce  the outstanding balance of this loan. Interest will be charged monthly by the Company's General Account at an annual effective rate equal to the 30 day LIBOR rate, plus 0.35%.

Distributions

Distributions to a Participant are based on the Book Value and are permitted for the purpose of paying a benefit to a Participant, which includes death, severance of employment, hardship or unforeseeable emergency. Distributions from the Guaranteed Government Fund for purposes other than paying a benefit to a Participant will be restricted and will not be permitted until funds have been distributed from all other Fixed or Separate Accounts under this Group Annuity Contract. However, funds in the Guaranteed Certificate Fund which have not reached Certificate Maturity Date will not be subject to this requirement.

Transfers
================================================================================
A Transfer from the Participant's Guaranteed Government Fund Account is set periodically and will be no less than an amount equal to ten percent (10%) of the Book Value of the Participant Guaranteed Government Fund balance at December 31 of the preceding calendar year. A Transfer of the entire Participant Guaranteed Government Fund may be made at any time if the Participant Guaranteed Government Fund balance is $500 or less.

There is no limit on the number of Transfers permitted in any calendar year. The ten percent (10%) limitation noted above can be used to transfer assets to a successor insurer outside the Group Annuity Contract, or to transfer assets to any Fixed or Variable Account under the Group Annuity Contract, or any combination of Transfers.

Applicability of State Guarantee Funds

Assets in the Guaranteed Government Fund are not covered by state guarantee funds.

Ownership

Amounts allocated to a Separate Account shall be owned by the Company. All monies invested in the Separate Account are maintained and held separate and apart from the Company's General Account and any other investment account the Company may have. That portion of the assets of the Separate Account which is equal to the reserves and other contract liabilities with respect to each Separate Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. Income, gains or losses, realized and unrealized, on assets in each Separate Account are credited or charged against that Separate Account without regard to other income, gains or losses in other fixed or variable accounts or the Company's other income, gains or losses.

Cessation Options

On the Contribution Cessation Date, the Group Contractholder may elect a Cessation Option. If no Option is elected within 30 days of the Contributions Cessation Date, the Company is hereby instructed to comply with Cessation Option 1 below. The Cessation Options are:

1. Maintenance of Each Participant Annuity Account - The Company will maintain each Participant Guaranteed Government Fund Account Value until it is applied to a Payment Option or distributed to a Participant or Beneficiary. When such individual transactions are applied or paid, they will be calculated at the Book Value of the Guaranteed Government Fund Account.

2. Market Value of the Guaranteed Government Fund - The Company will pay the pro-rata share of the Market Value of the Guaranteed Government Fund within 30 days after the Contribution Cessation Date. After notification of Cessation of Contributions, the Company will sell all non-cash assets in the Guaranteed Government Fund Account attributable to the terminating contract and convert them to cash assets or short-term money market instruments. The time when all non-cash assets have been converted to cash or short-term money market instruments will be no later than the Contribution Cessation Date.

                                                                          Page 2

[Signed for Great-West Life & Annuity Insurance Company on [X] [the Effective Date of the Group Annuity Contract].

                                           /s/ W.T. McCallum
                                           W.T. McCallum,
                                           President and Chief Executive Officer

                                                                          Page 3






--------------------------------------------------------------------------------
                 Endorsement for Corporate Section 401(k) Plans
--------------------------------------------------------------------------------
          Attached to and forming a Part of the Group Annuity Contract
================================================================================

This Endorsement is made a part of the Group Annuity Contract to which it is attached. It is effective on the Group Annuity Contract Date. It is subject to all the exclusions, definitions and provisions of the Group Annuity Contract that are not inconsistent with this Endorsement.

The Group Annuity Contract and Application are intended to conform to Code sections 401(a) and 401(k). To maintain eligibility under Code sections 401(a) and 401(k), if applicable, the Plan must continue to hold Plan assets in trust.

The following changes shall be made to the Group Annuity Contract:

Section 1. Definitions. The following definitions shall be added to this
Section:

Contract Termination Date - the date on which the Group Annuity Contract is terminated and the surrender value is determined.

Forfeiture - that portion of the Participant's Annuity Account Value that is not vested under the terms of the Plan as of the Valuation Date.

Section 7, Contract Charges and Fees, is deleted in its entirety and shall be replaced as follows:

Section 7, Contract Charges and Fees

7.1  Variable Asset Charge

     The Company may deduct a Variable Asset Charge in the calculation of the Accumulation Unit Value, based on a percentage of assets. [One three hundred sixty-fifth of the per annum charge is deducted daily.]

7.2  Contract Maintenance Charge

     The Company may assess a Contract Maintenance Charge. The Contract Maintenance Charge may vary according to the number of Participants and the manner in which the Group Contractholder remits Participant information and contributions. The Contract Maintenance Charge will be deducted quarterly from Participant Annuity Accounts, unless the Employer elects to pay the Contract Maintenance Charge, whereby the Company will annually bill the Group Contractholder via an Automated Clearing House debit. If payment is not received by the Company from Employer within 60 days of such billing, the Company is instructed to deduct the Contract Maintenance Charge from Participant Annuity Accounts. If a Participant Annuity Account is established for a Participant after an assessment date, the Contract Maintenance Charge will be deducted on the first day of the next quarter and will be pro-rated for the remaining portion of the year.

     If the Contract Maintenance Charge is deducted, the deduction will be pro-rated among the Variable, Separate and Fixed Accounts based upon their Variable, Separate and Fixed Account Values on the date of deduction. Whenever a deduction for a Contract Maintenance Charge is to be made from a Variable Account, Accumulation Units having a total value equal to the amount of the deduction will be canceled.

7.3  Plan Charges

     At Contract initiation, the Company may bill the Employer for a one time non-refundable set up fee to initiate the Contract. Additionally, annual Plan Charges may apply depending upon the administrative services chosen by the Plan and whether the Company, or its affiliates, provides group health arrangements.

7.4  Administrative Participant Loan Charges

     If the Plan allows loans, the Group Contractholder may Request on behalf of a Participant that a loan, in an amount meeting the requirements of the Plan, ERISA and section 72(p) of Code, as applicable, be paid to the Participant upon completion of any documents required to comply with applicable Plan loan rules. The Company will deduct Participant Loan Charges from affected Participant Annuity Accounts, in addition to the Participant loan.

7.5  Benefit Withdrawal Charge

     When a Participant elects a withdrawal, the Participant or the Group Contractholder on behalf of a Participant, may Request a benefit withdrawal. Benefit withdrawals will be paid to the Participant upon completion of any pertinent documentation required by the Company for such withdrawals. A benefit withdrawal charge is a transactional charge that may be applicable to each benefit withdrawal, including Contract termination withdrawals, except:

(1) Minimum required distributions meeting the requirements of section 401(a)(9) of the Code; (2) Participant loans; (3) Corrective distributions meeting the requirements of section 401(a) of the Code (4) Distributions rolled into a Company Individual Retirement Account meeting the requirements of sections 402, 408 and 408A of the Code.

The Benefit Withdrawal Charge will be deducted from affected Participant Annuity Accounts at the time of withdrawal unless the Employer pays the Benefit Withdrawal Charge prior to the Participant's withdrawal.

7.6  Contract Termination Charge

     The Contract Termination Charge, if any, is calculated according to a percentage of the sum of the values of the Participant Annuity Accounts on the Contract Termination Date, pursuant to the schedule below.

                  ------------------------------- ------------------------
                  Number of Years Elapsed Since      Maximum Contract
                   Group Annuity Contract Date      Termination Charge
                                                  -----------------------
                                                    as a Percentage of
                                                     Total Plan Assets
                  =============================== ========================
                  [More than 9 months but less             [x%]
                  than 1]
                  ------------------------------- ------------------------
                  ------------------------------- ------------------------
                  [1 but less than 2]                      [x%]
                  ------------------------------- ------------------------
                  ------------------------------- ------------------------
                  [2 but less than 3]                      [x%]
                  ------------------------------- ------------------------
                  ------------------------------- ------------------------
                  [3 but less than 4]                      [x%]
                  ------------------------------- ------------------------
                  ------------------------------- ------------------------
                  [4 but less than 5]                      [x%]
                  ------------------------------- ------------------------
                  ------------------------------- ------------------------
                  [5 or more]                              [x%]
                  ------------------------------- ------------------------

Section 9.7, Amount Payable on Death of Participant, shall be deleted in its entirety and replaced with the following:

9.7 Amount Payable on Death of Participant

If the Participant dies before the Payment Commencement Date, the amount payable on death will be the Participant Annuity Account Value net of any outstanding loan balance, less Premium Tax, if any.

Section 13, Contract Termination, shall be added to the Contract as follows:

13.1  Contract Termination, Except at Plan Termination

     The provisions of this Section will apply to Contract Termination for any reason excluding termination of the Plan. Contract Termination will automatically occur upon Plan termination. (See Section 13.3 for procedures applicable to Plan Termination.)

     Either party to the Group Annuity Contract may, upon 30 days advance written notice to the other party, declare a Contract Termination Date, which shall be any date on or after the expiration of the 30-day notification period. If the parties fail to determine a mutually agreeable Contract Termination Date, the Contract Termination Date will be 30 days from the date written notice of Contract Termination is received by the Company at its Administrative Office, or 30 days after the Company mails notice of Contract Termination to the last known address of the Plan sponsor. However, the Company may provide notice of Contract Termination only if:

     (A) The Group Contractholder adopts an amendment to the Plan or operates the Plan in a manner which is unacceptable to the Company; or

     (B) The Group Contractholder fails to comply with any provision contained in this Group Annuity Contract; or

     (C) The Plan fails to qualify or becomes disqualified under Code section 401(a); or

     (D) The total amount of Contributions received by the Company in the preceding 12 months is less than $25,000; or

     (E) The sum of all Participant Annuity Account Values falls below $25,000;
     or

     (F) The Group Contractholder fails to make Contributions which have been deducted from Participants' paychecks within 30 days following the end of the month in which such deduction was made; or

     (G) Transfers to investment vehicles outside the Group Annuity Contract exceed [10%] of the accounts at the beginning of the calendar year; or

     (H) The Company may terminate this Group Annuity Contract if the Group Contractholder ceases doing business; or

     (I) This Group Annuity Contract shall terminate if there are no remaining Participant Annuity Accounts.

     The Company will notify the Group Contractholder of the payment date and valuation of the Participant Annuity Accounts will be determined as of the payment date.

13.2  Procedures at Contract Termination Date, Except at Plan Termination

     The provisions of this section will apply to Contract Termination for any reason excluding termination of the Plan.

     After the Contract Termination Date has been declared, no benefit payment will commence, no Transfers will be made, no payment option may be elected by a Participant, and no Contributions will be accepted under the provisions of the Group Annuity Contract.

     If a Contract Termination Date has been declared and there are outstanding charges and fees, if any, as set forth in the Group Annuity Contract
     Section 7, Contract Charges and Fees and/or the Group Annuity Contract Schedule of Terms and Fees, as applicable, the Company will on the Contract Termination Date debit each account with its share of the amount of outstanding expenses. No later than 30 days after the Contract Termination Date, provided that the Company has received payment of the Loss of Interest adjustment, if any, and the Contract Termination Charge, the Company will pay to any one trustee or investment provider named by the Group Contractholder one sum equal to the value of all moneys held in the accounts.

     Notwithstanding the above, if the Company is instructed to bill the Group Contractholder for the Contract Termination Charge, if applicable, and the Group Contractholder has not paid the Contract Termination Charges within 30 days of the instruction date, the Group Contractholder is deemed to have instructed the Company to pay to any trustee or investment provider named by the Group Contractholder one sum equal to:

(a)             The value of all moneys held in the Variable Account; and

(b) The surrender value of all monies held in the Guaranteed Certificate Fund relating to the Group Annuity Contract; less

(c) The Contract Termination Charge, the Contract Maintenance Charges and Benefit Withdrawal Charges; if any.

     In the event that either the Group Contractholder or the Company declared a Contract Termination Date and the Group Contractholder fails to name the payee to receive the Plan assets within 30 days, the Group Contractholder hereby instructs the Company to pay such Plan assets to the named Plan trustee.

     In the event the Employer or successor refuses to act, the Company will implement the procedures of this section, as specified above, at Contract Termination.

13.3  Procedures at Contract Termination Due to Plan Termination

     The provisions of this section will apply to Contract Termination due to termination of the Plan for any reason.

     In the event that the Employer terminates the Plan for any reason, the Group Contractholder shall notify the Company of the Plan Termination Date and the date upon which the final Plan contributions will be remitted to the Company. The Contract Termination Charge as described in the Group Annuity Contract Section 7, Contract Charges and Fees, and/or the Group Annuity Contract Schedule of Terms and Fees will apply.

     The Code requires all participant accounts to be 100% vested upon Plan termination and the forfeiture account, if any, to be allocated in accordance with the terms of the Plan upon termination. After the Company has been notified of a Plan termination, no benefit payment will commence, no Transfers will be made, no payment option may be elected by a Participant, and no Contributions will be accepted under the provisions of the Group Annuity Contract. All amounts under the Group Annuity Contract shall be paid in a lump sum to each Participant or Beneficiary by reason of Plan Termination upon the Company's receipt of certain representations and instructions from the Group Contractholder, and all applicable charges and fees, if any, as described in the Group Annuity

     Contract Section 7, Contract Charges and Fees, and/or the Group Annuity Contract Schedule of Terms and Fees, will apply.

     The Group Contractholder shall provide to the Company evidence or representations that:

     (1)  The Plan is a qualified plan;

     (2)  The Plan has been properly terminated;

     (3) All necessary notices, reports, disclosures, or filings with respect to the Plan and its termination have been made;

     (4) The Group Contractholder has submitted all contributions to the Company;

     (5) The Group Contractholder will make the final Form 5500 filing for the Plan, and:

     (6) The Group Contractholder will provide any other information that may be required by the Company in order to make distributions to Participants and to properly tax report such distributions.

     The Group Contractholder shall provide specific instructions to the Company as to the method of allocating the forfeiture account, if any, pursuant to the terms of the Plan document.

     The Group Contractholder shall also designate a final distribution date, which shall be the Contract Termination Date, upon which the Company is to make a lump sum distribution to each Participant equal to the balance of each Participant Annuity Account as reflected in the records of the Company as of the distribution date, less any required income tax withholding and Premium Tax. Such payment is to be sent to the Participant's last known mailing address unless, prior to that date, the Participant (i) has elected a direct rollover, with clear and complete instructions, or (ii) has elected payment in the form of an annuity, if such election was required by law to be offered to the Participant.

     Within 30 days of the Contract Termination Date, the Group Contractholder shall pay any and all outstanding applicable charges to the Company as set forth in Section 7, Contract Charges and Fees and/or the Group Annuity Contract Schedule of Terms and Fees. If the Group Contractholder instructs the Company to debit these charges, the Company will debit each account with its share of the outstanding expenses as of the Plan Termination Date.

     If the Group Contractholder is not reasonably available at the time of Plan termination or fails to provide appropriate representations and instructions to the Company in connection with Plan termination, the Company is authorized to accept notices, representations and instructions from the Plan administrator or trustee, the bankruptcy trustee for the Plan sponsor, the U.S. Department of Labor or an authorized and appropriate representative of the Group Contractholder.

     In the absence of other representations or instructions from the Group Contractholder received by the Company in writing within 30 days following the Plan Termination Date, the Group Contractholder, for purposes of this Contract the Group Contractholder will be deemed to have:

     1.   made the representations described in this Section 13.3;

     2. instructed the Company to allocate the Forfeiture account in accordance with the Plan, if the Plan document is available to the Company. Otherwise, the Forfeiture account will be allocated in proportion to Participant account balances;

     3.   caused Participant account balances to become 100% vested;

     4. instructed the Company to debit each Participant Annuity Account in proportion to Participant account balances for any and all outstanding fees, if any, as set forth in the Group Annuity Contract Section 7, Contract Charges and Fees, and/or the Group Annuity Contract Schedule of Terms and Fees, as applicable; and

     5. instructed the Company to provide distribution election forms to Participants and Beneficiaries consistent with this Section 13.3 and to distribute account balances in

                                                                          Page 6

     accordance with the elections made by Participants and Beneficiaries, all based upon the Company's records.

Signed for Great-West Life & Annuity Insurance Company on the Group Annuity Contract Date.

                      President and Chief Executive Officer